                                                    Registration No. 33-30198
                                                             File No. 811-5867

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /  X  /

      PRE-EFFECTIVE AMENDMENT NO.        ___
/      /

      POST-EFFECTIVE AMENDMENT NO.        29                            /  X
/

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
  ACT OF 1940                                                           /  X
/

      Amendment No.  29                                                 /  X
/

                    OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
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              (Exact Name of Registrant as Specified in Charter)

            6803 South Tucson Way, Centennial, Colorado 80112-3924
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          (Address of Principal Executive Offices)         (Zip Code)

                                (303) 768-3200
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              (Registrant's Telephone Number including Area Code)

                             Robert G. Zack, Esq.
                            OppenheimerFunds, Inc.
                    498 Seventh Avenue, New York, NY 10018
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                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[ X ] Immediately upon
filing pursuant to paragraph (b) [ ] On (date), pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a)(1) [ ] On _______________, pursuant to paragraph (a)(1) [ ] 75 days after filing, pursuant to paragraph (a)(2) [ ]
On _________________, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective
amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer New Jersey Municipal Fund

Prospectus dated September 24, 2003

                                          Oppenheimer New Jersey Municipal
                                          Fund is a mutual fund that seeks
                                          current income exempt from federal
                                          and New Jersey personal income taxes
                                          while attempting to preserve
                                          capital.  It invests mainly in
                                          municipal securities.
                                             This Prospectus contains
                                          important information about the
                                          Fund's objective, its investment
                                          policies, strategies and risks.  It
                                          also contains important information
                                          about how to buy and sell shares of
                                          the Fund and other account
                                          features.  Please read this
                                          Prospectus carefully before you
As with all mutual funds, the             invest and keep it for future
Securities and Exchange Commission        reference about your account.
has not approved or disapproved the
Fund's securities nor has it
determined that this Prospectus is
accurate or complete.  It is a
criminal offense to represent
otherwise.

                                                                          1234

                                                       [OppenheimerFunds logo]

Contents
            About The Fund
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            The Fund's Investment Objective and Principal Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed

            About Your Account
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            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights
------------------------------------------------------------------------------

About the Fund
------------------------------------------------------------------------------

The Fund's Investment Objective and Principal Strategies

------------------------------------------------------------------------------
What Is the  Fund's  Investment  Objective?  The Fund seeks as high a level of current  interest  income  exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital.
------------------------------------------------------------------------------

What Does the Fund Invest In? The Fund invests mainly in New Jersey  municipal securities  that pay interest  exempt from  federal and New Jersey  individual income taxes.  These securities  primarily  include municipal bonds (which are debt  obligations  having a  maturity  of more  than one  year  when  issued), municipal notes (short-term  obligations),  and interests in municipal leases.
Most of the securities the Fund buys must be  "investment  grade"  (securities rated in the four highest rating categories of national rating  organizations,
such  as  Moody's  Investors  Services   ("Moody's")).   Under  normal  market
conditions,  the Fund  attempts to invest 100% of its net assets in  municipal securities,  and as a  fundamental  policy,  invests  at least  80% of its net assets (plus  borrowings  for  investment  purposes)  in New Jersey  municipal securities.  This  includes  securities  that generate  income  subject to the alternative minimum tax.

      The Fund does not limit its  investments  to  securities of a particular maturity  range,  and  may  hold  both  short-,  intermediate-  and  long-term securities.  However,  it currently focuses on longer-term  securities to seek higher  yields.  These  investments  are more  fully  explained  in "About the
Fund's Investments," below.

      |X| How Do the  Portfolio  Managers  Decide  What  Securities  to Buy or
Sell?  In selecting  securities  for the Fund,  the  portfolio  managers  look primarily for New Jersey municipal  securities using a variety of factors that may  change  over  time  and  may  vary in  particular  cases.  The  portfolio managers currently look for:

            |_|  Securities that provide high current income
|_|   A wide  range of  securities  of  different  issuers  within  the state, including different agencies and municipalities, to spread risk
|_|   Securities having favorable credit characteristics
|_|   Special situations that provide opportunities for value

      The portfolio  manager may consider selling a security if one or more of these factors no longer apply to a security purchased for the Fund.

Who Is the Fund  Designed For? The Fund is designed for  individual  investors who are seeking  income  exempt from  federal  personal  income  taxes and New
Jersey  personal  income  taxes.  The  Fund  does not  seek  capital  gains or growth.  Because  it  invests  in  tax-exempt  securities,  the  Fund  is  not appropriate  for  retirement  plan accounts or for investors  seeking  capital growth.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments  have risks to some degree.  The Fund's  investments are subject to changes in their value from a number of factors,  described  below.
There is also the risk that poor security  selection by the Fund's  investment
Manager,  OppenheimerFunds,  Inc., will cause the Fund to  underperform  other funds having a similar objective.

      These  risks  collectively  form  the risk  profile  of the Fund and can affect the value of the Fund's investments,  its investment  performance,  and the  prices  of its  shares.  These  risks  mean  that you can  lose  money by investing  in the Fund.  When you redeem your  shares,  they may be worth more or less  than  what you paid for  them.  There is no  assurance  that the Fund will achieve its objective.

      |X| Credit  Risk.  Municipal  securities  are  subject  to credit  risk.
Credit  risk is the risk that the  issuer of a  municipal  security  might not make  interest and  principal  payments on the security as they become due. If the issuer fails to pay interest,  the Fund's income may be reduced and if the issuer fails to repay principal,  the value of that security and of the Fund's shares  may be  reduced.  Because  the Fund can  invest  as much as 25% of its assets in municipal  securities  below investment grade to seek higher income, the  Fund's  credit  risks  are  greater  than  those of  funds  that buy only investment-grade  bonds.  A downgrade  in an issuer's  credit  rating or other adverse  news about an issuer can  reduce  the market  value of that  issuer's securities.

      |X| Interest Rate Risk.  Municipal  securities are debt  securities that are subject to changes in value when  prevailing  interest rates change.  When interest  rates  fall,  the  values  of  already-issued  municipal  securities
generally  rise.   When   prevailing   interest  rates  rise,  the  values  of
already-issued  municipal  securities  generally  fall, and the securities may sell at a discount  from their  face  amount.  The  magnitude  of these  price changes is  generally  greater  for bonds  with  longer  maturities.  The Fund currently  focuses on longer-term  securities to seek higher income.  Callable bonds the Fund buys are more  likely to be called  when  interest  rates fall, and  the  Fund  might  then  have  to  reinvest  the  proceeds  of the  called instrument in other securities that have lower yields, reducing its income.

|X|   Borrowing  for  Leverage.  The Fund can borrow  from banks in amounts up to one third of its total  assets  (including  the amount  borrowed)  less all liabilities and indebtedness  other than borrowings.  It may also borrow up to
5% of its total assets for  temporary  purposes  from any person.  This use of leverage  will subject the Fund to greater costs than funds that do not borrow for  leverage,  and may also make the Fund's  share  price more  sensitive  to interest  rate  changes.  The  interest on borrowed  money is an expense  that might reduce the Fund's yield.

      |X| Risks of  Non-Diversification.  The Fund is "non-diversified."  That means that  compared  to funds that are  diversified,  it can invest a greater portion of its assets in the  securities  of one issuer,  such as bonds issued by the  State  of  New  Jersey.  Having  a  higher  percentage  of its  assets invested in the securities of fewer issuers,  particularly  government issuers of one state, could result in greater  fluctuations of the Fund's share prices due to economic, regulatory or political problems in New Jersey.

      |X| Risks of Derivative  Investments.  The Fund can use  derivatives  to seek  increased  returns  or to try to  hedge  investment  risks.  In  general terms, a derivative  investment is an investment  contract whose value depends on (or is derived  from) the value of an  underlying  asset,  interest rate or index.  "Inverse floaters" are examples of derivatives the Fund can use.

      If the issuer of the derivative  investment does not pay the amount due, the Fund can lose money on its  investment.  Also, the underlying  security or investment on which the derivative is based,  and the derivative  itself,  may not perform the way the Manager expected it to perform.  If that happens,  the
Fund will get less income than expected, its hedge might be unsuccessful,  and its share  price  could  decline.  To try to  preserve  capital,  the Fund has limits  on the  amount  of  particular  types  of  derivatives  it  can  hold.
However,  using  derivatives  can increase the  volatility of the Fund's share prices.  Some  derivatives  may be illiquid,  making it difficult for the Fund to sell them quickly at an acceptable price.

      |X| Inverse  Floaters Have Special  Risks.  Variable rate bonds known as
"inverse  floaters" pay interest at rates that move in the opposite  direction of yields on  short-term  bonds in  response  to market  changes.  As interest rates rise,  inverse  floaters  produce less current income,  and their market value  can  become  volatile.  Inverse  floaters  are a  type  of  "derivative security."  Some  have a "cap,"  so that if  interest  rates  rise  above  the
"cap," the security  pays  additional  interest  income.  If rates do not rise above the  "cap," the Fund will have paid an  additional  amount for a feature that  proves  worthless.  The Fund will not invest  more than 20% of its total assets in inverse floaters.

How  Risky Is the Fund  Overall?  The  value of the  Fund's  investments  will change over time due to a number of factors.  They include  changes in general bond market  movements,  the change in value of particular bonds because of an event affecting the issuer,  or changes in interest rates that can affect bond prices  overall.  The Fund  focuses its  investments  in New Jersey  municipal securities  and is  non-diversified.  It will  therefore be  vulnerable to the effects of  economic  changes  that  affect New Jersey  governmental  issuers.
These  changes can affect the value of the Fund's  investments  and its prices per share. In the  OppenheimerFunds  spectrum,  the Fund is more  conservative than some types of taxable bond funds,  such as high yield bond funds, but has greater risks than money market funds.

      An  investment  in the Fund is not a  deposit  of any  bank,  and is not insured or  guaranteed by the Federal  Deposit  Insurance  Corporation  or any
other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund, both before and after taxes, compare to a broad-based market index.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  The after-tax returns for the other classes of shares will vary.  In certain cases, the figure representing "Return After
Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period.  A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

For the period from 1/1/03 through 6/30/03, the cumulative return (not annualized) before taxes for Class A shares was 1.54%.  During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 6.81% (1Qtr95) and the lowest return (not annualized)
before taxes for a calendar quarter was -3.15% (3 Qtr 99).

 -----------------------------------------------------------------------------

 Average Annual Total
 Returns for the periods
 ended December 31, 2002              1 Year        5 Years     Life of Class
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class A Shares (inception
 3/1/94)                               4.24%         3.02%          4.39%
 Return Before Taxes                   4.24%         3.01%          4.36%
 Return After Taxes on
 Distributions                         4.49%         3.33%          4.49%
 Return After Taxes on
 Distributions and Sale of Fund
 Shares
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Lehman Brothers Municipal Bond
 Index (reflects no deductions
 for fees, expenses or taxes)          9.60%         6.06%         6.40%1
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class B Shares (inception 3/1/94)     3.61%         2.94%          4.44%
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 Class C Shares (inception             7.61%         3.26%          4.58%
 8/29/95)
 -----------------------------------------------------------------------------
1 From 2/28/94.
The Fund's average annual total returns include applicable sales charges:  for
Class A shares,  the current maximum initial sales charge of 4.75%;  for Class
B shares,  the contingent  deferred  sales charge of 5% (1-year),  2% (5-year)
and for  Class C shares,  the 1%  contingent  deferred  sales  charge  for the
1-year  period.  Because  Class B shares  convert  to Class A shares 72 months after  purchase,  Class B  "life-of-class"  performance  does not  include the contingent  deferred sales charge and uses Class A performance  for the period after  conversion.  The returns  measure  the  performance  of a  hypothetical account and assume that all  dividends and capital  gains  distributions  have been  reinvested in additional  shares.  The performance of the Fund's Class A shares is compared to the Lehman  Brothers  Municipal Bond Index, an unmanaged index  of a broad  range  of  investment  grade  municipal  bonds.  The  index includes  municipal  securities from many states while the Fund focuses on New
Jersey municipal  securities.  The index performance includes  reinvestment of income but does not reflect  transaction costs,  fees,  expenses or taxes. The
Fund's investments vary from those in the index.

Fees and Expenses of the Fund

      The  following  tables  are  meant to help you  understand  the fees and expenses  you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses  directly for  management  of its assets,  administration, distribution of its shares and other  services.  Those expenses are subtracted from the Fund's  assets to  calculate  the Fund's net asset  values per share.
All  shareholders  therefore pay those expenses  indirectly.  Shareholders pay other  expenses  directly,  such as  sales  charges  and  account  transaction charges.  The  numbers  below  are based on the  Fund's  expenses  during  its fiscal year ended July 31, 2003.

---------------------------------------------------------------------------------
Shareholder Fees (charges paid directly from your investment):
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                  Class A Shares  Class B Shares  Class C Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
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Maximum  Sales  Charge  (Load) on
purchases  (as  a %  of  offering      4.75%           None            None
price)
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---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
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Maximum   Deferred  Sales  Charge
(Load)  (as % of the lower of the      None1            5%2            1%3
original    offering   price   or
redemption proceeds)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                    Class A    Class B Shares   Class C Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Management Fees4                     0.60%          0.60%            0.60%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Distribution    and/or    Service    0.14%          0.90%            0.90%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Other Expenses                       0.28%          0.28%            0.28%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Total Annual Operating Expenses4     1.02%          1.78%            1.78%
---------------------------------------------------------------------------------
1. A contingent  deferred sales charge may apply to redemptions of investments of $1  million  or more of  Class A  shares.  See "How to Buy  Shares"  for details.
2.    Applies to  redemptions  in first year after  purchase.  The  contingent deferred  sales charge  declines to 1% in the sixth year and is  eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4.    The Manager has voluntarily  agreed to waive a portion of its management fee so the  "Management  Fees" will not exceed 0.40% of average  annual net assets for each class of shares.  The voluntary  undertaking is expected to remain in effect  indefinitely,  however it may be amended or  withdrawn by the  manager  at  any  time  without  notice  to  shareholders.  After  the
   Manager's  waiver,  "Management  Fees" for the  fiscal  year ended July 31,
   2003 were 0.40% for all classes,  and Total Annual Operating  Expenses were as  follows:  0.82% for Class A shares and 1.58% for each of Class B shares and Class C shares.

Expenses may vary in future years.  "Other  expenses"  include  transfer agent fees,  custodial  fees,  and accounting and legal expenses that the Fund pays.
The  Transfer  Agent  has  voluntarily  undertaken  to the Fund to  limit  the transfer  agent fees to 0.35% of average  daily net assets per fiscal year for all classes.  That undertaking may be amended or withdrawn at any time without notice to  shareholders.  For the Fund's fiscal year ended July 31, 2003,  the transfer agent fees did not exceed the expense limitation described above.

Examples.  The  following  examples  are intended to help you compare the cost of investing  in the Fund with the cost of  investing  in other mutual  funds.
The examples  assume that you invest  $10,000 in a class of shares of the Fund
for  the  time  periods   indicated,   and   reinvest   your   dividends   and
distributions.

      The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  you keep your  shares.  Both examples also assume that your  investment  has a 5% return each year and that the class's  operating  expenses  remain the same.  Your  actual  costs may be higher  or  lower  because  expenses  will  vary  over  time.  Based  on these assumptions your expenses would be as follows:

---------------------------------------------------------------------------------
If shares are redeemed:     3 years     5 years      10 years       1 year
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares               $ 784      $$1,011       $1,664        $ 574
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares               $ 681       $ 860        $1,164        $1,7111
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares               $ 281       $ 560        $ 964         $$2,095
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
If    shares    are   not   1 year      3 years      5 years        10 years
redeemed:
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares               $ 574       $ 784       $$1,011         $1,664
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares               $ 181       $ 560        $ 964         $1,7111
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares               $ 181       $ 560        $ 964         $$2,095
---------------------------------------------------------------------------------
In the first  example,  expenses  include the initial sales charge for Class A and the applicable  Class B or Class C contingent  deferred sales charges.  In the second example,  the Class A expenses include the sales charge,  but Class
B and Class C expenses do not include contingent deferred sales charges.
1.    Class B  expenses  for years 7 through  10 are based on Class A expenses because  Class B shares  automatically  convert to Class A shares 72 months after purchase.

About the Fund's Investments

The Fund's  Principal  Investment  Policies and Risks.  The  allocation of the
Fund's  portfolio  among  different  types of investments  will vary over time based on the Manager's  evaluation of economic and market  trends.  The Fund's portfolio  might not always include all of the different  types of investments described below.

      The  Manager  tries to  reduce  risks by  selecting  a wide  variety  of municipal investments and by carefully researching  securities before they are purchased.  However,  changes  in  the  overall  market  prices  of  municipal securities  and the  income  they pay can  occur at any  time.  The  yield and share prices of the Fund will change  daily based on changes in market  prices of securities,  interest rates and market  conditions and in response to other economic  events.  The  Statement  of  Additional  Information  contains  more detailed information about the Fund's investment policies and risks.

What is A Municipal  Security?  A municipal  security is essentially a loan by the buyer to the issuer of the security.  The issuer  promises to pay back the principal  amount of the loan and normally pays  interest  exempt from federal personal income taxes.

      |X|  Municipal  Securities.  The Fund buys  municipal  bonds and  notes,
certificates   of   participation   in   municipal   leases   and  other  debt
obligations.  These debt obligations are issued by state governments,  as well as their  political  subdivisions  (such as cities,  towns and counties),  and
their  agencies  and  authorities.   New  Jersey   municipal   securities  are
municipal  securities  that are not subject to New Jersey  personal income tax in the  opinion  of bond  counsel to the  issuer at the time the  security  is issued.  They  include  obligations  issued by the State of New Jersey and its
political   subdivisionsschool   districts,  .  They  also  may  include  debt
obligations  of  the  governments  of  certain  possessions,  territories  and commonwealths  of the  United  States if the  interest  is not  subject to New
Jersey personal income tax.

      The  Fund  can  also  buy  other  municipal  securities  issued  by  the governments of the District of Columbia and of other states,  as well as their political  subdivisions,  authorities and agencies,  and securities  issued by any  commonwealths,  territories or possessions of the United States, or their respective agencies,  instrumentalities  or authorities,  if the interest paid on the security is not subject to federal  personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      Municipal  securities  are issued to raise money for a variety of public
or  private  purposes,   including   financing  state  or  local  governments,
financing  specific  projects  or  public  facilities.  The  Fund can buy both
long-term  and  short-term   municipal   securities.   For  purposes  of  this
Prospectus,  long-term  securities  have a maturity of more than one year. The
Fund generally focuses on longer-term securities, to seek higher income.

      The Fund can buy municipal  securities  that are "general  obligations,"
secured by the issuer's pledge of its full faith,  credit and taxing power for the  payment  of  principal  and  interest.  The Fund  can  also buy  "revenue obligations,"  whose interest is payable only from the revenues derived from a particular facility or class of facilities,  or a specific excise tax or other revenue source.  Some of these revenue  obligations are private activity bonds that pay  interest  that may be a tax  preference  for  investors  subject  to alternative minimum tax.

      |X|  Municipal  Lease  Obligations.  The Fund  can  also buy  "municipal lease  obligations"  secured by the  obligation  of the lessee to make  rental payments.  Municipal leases are used by state and local  governments to obtain funds to  acquire  land,  equipment  or  facilities.  The Fund can  invest  in certificates  of  participation  that  represent a  proportionate  interest in payments  made under  municipal  lease  obligations.  Most  municipal  leases, while  secured by the leased  property,  are not  general  obligations  of the issuing  municipality.  They often contain  "non-appropriation"  clauses under which the municipal  government has no obligation to make lease or installment payments in future years unless money is  appropriated  on a yearly basis.  If the government  stops making payments or transfers its payment  obligations to a private  entity,  the obligation  could lose value or become  taxable.  Some lease  obligations  might  not  have  an  active  trading  market,  making  it difficult for the Fund to sell them quickly at an acceptable price.

      |X|  Ratings  of  Municipal  Securities  the  Fund  Buys.  Most  of  the
municipal  securities  the Fund  buys are  "investment  grade"  at the time of purchase.  The Fund  does not  invest  more  than 25% of its  total  assets in municipal securities that at the time of purchase are not  "investment-grade."
Securities  that are rated  below  "investment  grade" are those  rated  below
"Baa" by Moody's,  or lower than "BBB" by Standard & Poor's  Rating  Services, or comparable ratings by other nationally recognized rating organizations,  or
(if unrated)  judged by the Manager to be comparable  to  securities  rated as investment  grade.  Rating  definitions of rating  organizations are described in the  Statement of  Additional  Information.  If a security the Fund buys is not  rated,  the  Manager  will use its  judgment  to assign a rating  that it believes is comparable to that of a rating organization.

      The  Manager  relies  to some  extent on credit  ratings  by  nationally recognized  rating  organizations  in evaluating the credit risk of securities selected  for  the  Fund's  portfolio.  It also  uses  its  own  research  and analysis to evaluate  risks.  Many factors affect an issuer's  ability to make timely  payments,  and the credit  risks of a  particular  security may change over  time.  If the rating of a  security  is reduced  after the Fund buys it, the Fund is not required  automatically to dispose of that security.  However, the Manager will evaluate those  securities to determine  whether to keep them in the Fund's portfolio.

      The Fund can  invest a  significant  portion  of its  assets in  unrated securities.  Some of these unrated  securities  may not have an active trading market,  which  means  that the Fund might have  difficulty  valuing  them and selling them promptly at an acceptable price.

Special Credit Risks of Lower-Grade  Securities.  Municipal  securities  below investment-grade  (sometimes  called "junk bonds") usually offer higher yields
than   investment   grade   securities   but  are  subject  to  greater  price
fluctuations  and risks of loss of income and principal than  investment-grade municipal  securities.  Securities  that  are  (or  that  have  fallen)  below investment  grade have a greater risk that the issuers may not meet their debt obligations.  They may also be less  liquid than  investment-grade  securities making it harder for the Fund to sell them at an acceptable price.

      |X| Floating  Rate/Variable Rate Obligations.  Some municipal securities have variable or floating  interest  rates.  Variable  rates are adjustable at
stated  periodic   intervals.   Floating  rates  are  automatically   adjusted
according  to a  specified  market  rate  for  such  investments,  such as the percentage  of the  prime  rate of a bank,  or the  ninety  one  (91) day U.S.
Treasury Bill rate.

Can the Fund's Investment  Objective and Policies Change?  The Fund's Board of
Trustees can change  non-fundamental  policies without  shareholder  approval,
although   significant  changes  will  be  described  in  amendments  to  this
Prospectus.  Fundamental  policies cannot be changed without the approval of a majority  of the Fund's  outstanding  voting  shares.  The  Fund's  investment objective is a fundamental  policy.  Other  investment  restrictions  that are fundamental  policies are listed in the Statement of  Additional  Information.
An investment  policy or technique is not  fundamental  unless this Prospectus or the Statement of Additional Information says that it is.

Other  Investment  Strategies.  To seek its  objective,  the Fund can also use the investment  techniques and strategies  described  below. The Manager might not  always  use all of the  different  types of  techniques  and  investments described below.  These techniques  involve risks,  although some are designed to help reduce overall investment or market risk.

      |X|  "When-Issued"  and "Delayed  Delivery"  Transactions.  The Fund can
purchase  municipal  securities on a  "when-issued"  basis and can purchase or sell such securities on a "delayed  delivery" basis.  Between the purchase and settlement,  no payment is made for the  security  and no interest  accrues to the  buyer  from  the  investment.  There is a risk of loss to the Fund if the value of the when-issued security declines prior to the settlement date.

      |X| Puts and  Stand-By  Commitments.  The  Fund  can  acquire  "stand-by
commitments"   or  "puts"  with   respect  to  municipal   securities.   These
investments  give the Fund the right to sell the  securities at a set price on demand to the issuing  broker-dealer or bank.  However, a security having this feature  may have a lower  interest  rate.  The  Fund  will  acquire  stand-by commitments or puts solely to enhance portfolio liquidity.

      |X|  Illiquid and  Restricted  Securities.  Investments  may be illiquid because of the absence of an active  trading  market,  making it  difficult to value them or dispose of them  promptly  at an  acceptable  price.  Restricted securities  may have terms that limit their  resale to other  investors or may require  registration  under federal  securities  laws before they can be sold publicly.  The Fund  will  not  invest  more  than  15% of its net  assets  in illiquid  securities  and  cannot  invest  more than 10% of its net  assets in restricted  securities.  Certain  restricted  securities that are eligible for resale  to  qualified  institutional  purchasers  may not be  subject  to that limit.  The Manager  monitors  holdings of illiquid  securities  on an ongoing basis  to  determine  whether  to  sell  any  holdings  to  maintain  adequate liquidity.

      |X|  Hedging.  The Fund can  purchase  and sell  derivatives  for use as
"hedging   instruments."  The  Fund  does  not  use  hedging  instruments  for speculative  purposes,  and has  limits on its use of them.  The Fund does not use hedging  instruments  to a  substantial  degree and is not required to use them in seeking its investment objective.

      Hedging  involves  risks.  If the Manager uses a hedging  instrument  at the wrong time or judges  market  conditions  incorrectly,  the hedge might be unsuccessful  and the strategy could reduce the Fund's return.  The Fund could also  experience  losses if the prices of its futures  and  options  positions were not correlated with its other  investments or if it could not close out a position because of an illiquid market for the future or option.

Portfolio  Turnover.  A change in the securities  held by the Fund is known as
"portfolio  turnover."  The Fund can engage in active and frequent  trading to try to achieve its  objective,  and may have a high  portfolio  turnover  rate
(for example,  over 100%).  While  portfolio  turnover can affect  transaction costs  the  Fund  pays,  in  most  cases  the  Fund  does  not  pay  brokerage commissions  on debt  securities it buys.  If the Fund realizes  capital gains when it sells its  portfolio  investments,  it must  generally pay those gains out to  shareholders,  increasing their taxable  distributions.  The Financial
Highlights  table at the end of this  Prospectus  shows the  Fund's  portfolio turnover rates during prior fiscal years.

Temporary  Defensive  and Interim  Investments.  In times of unstable  adverse market or  economic  conditions,  the Fund can  invest up to 100% of its total assets in  temporary  defensive  investments  that are  inconsistent  with the
Fund's  principal  investment  strategies.  Generally,  the  Fund's  defensive investments  will  be  short-term  municipal  securities,  but  could  be U.S.
government  securities or highly-rated  corporate debt securities.  The income from  some  temporary  defensive  investments  might  not be  tax-exempt,  and therefore  when  making  those  investments  the Fund  might not  achieve  its objective.

      Under normal  market  conditions,  the Fund can also hold these types of investments  for cash management  purposes  pending the investment of proceeds from the sale of Fund shares or portfolio  securities  or to meet  anticipated redemptions of Fund shares.

How the Fund is Managed

The  Manager.  The  Manager  chooses  the Fund's  investments  and handles its day-to-day  business.  The  Manager  carries  out its  duties,  subject to the policies  established by the Board of Trustees,  under an investment  advisory agreement that states the Manager's  responsibilities.  The agreement sets the fees the Fund pays to the Manager and  describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an  investment  advisor  since January 1960.
The Manager and its subsidiaries and controlled  affiliates  managed more than
$130 billion in assets as of June 30, 2003,  including other Oppenheimer funds with more than 7 million shareholder  accounts.  The Manager is located at 498
Seventh Avenue, New York, New York 10018.

      |X| Portfolio Managers. The Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.

      Mr. Fielding is a Senior Vice President of the Manager since January
1996 and a Vice President of the Fund.  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

      |X| Advisory Fees.  Under the investment advisory agreement, the
Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next
$200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion.  As a result of the Manager's voluntary waiver of certain Fund management fees, which may be amended or withdrawn at any time without notice to shareholders, the Fund's management fee for its last fiscal year ended July 31, 2003 was 0.40% of average annual net assets for each class of shares.

About your account

How to Buy Shares

You can buy shares several ways, as described below. The Fund's Distributor,
OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the
      Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New
      Account Application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the application, the
      Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is
      $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink,
      you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH)
      system. You can provide those instructions automatically, under an
      Asset Builder Plan, described below, or by telephone instructions using
      OppenheimerFunds PhoneLink, also described below. Please refer to
      "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink.
      Details are in the Asset Builder Application and the Statement of
      Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies.
The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the
Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the Exchange is open for trading (referred to in this
      Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the
      Fund's Board of Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of
      Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the
      Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge
      (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge.
      If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

   o  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should most likely purchase Class A or Class C shares rather than Class B shares. That is because of the effect of the Class
      B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o     Investing for the Longer Term.  If you are investing  less than $100,000 for the  longer-term,  for example for retirement,  and do not expect to need  access to your money for seven  years or more,  Class B shares may be appropriate.

Are There  Differences  in Account  Features  That Matter to You? Some account features  may not be  available  to  Class B and  Class C  shareholders.
      Other  features  may not be  advisable  (because  of the  effect  of the contingent  deferred sales charge) for Class B and Class C shareholders.
      Therefore,  you  should  carefully  review  how  you  plan  to use  your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of
      Additional Information. Share certificates are only available on Class
      A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and
      Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of
Additional Information details the conditions for the waiver of sales charges that apply in certain cases and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge.
However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
    Amount of Purchase    Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%             4.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.25%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.80%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of
      Accumulation" or a Letter of Intent, as described in "Reduced Sales
      Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to 0.50% of purchases of $1 million or more (other than purchases by retirement plans, which are not permitted in the Fund). That concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18 month "holding period"
      measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds.
      That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge.  However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

--------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                   5.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                   4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                   3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                   3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                   2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5 - 6                                   1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than 6                             None
--------------------------------------------------------------------------------
     In the table,  a "year" is a 12-month  period.  In applying the  contingent deferred  sales charge,  all  purchases are  considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and
      Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other
      Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional
      Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0%
will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a Service Plan for
      Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.  Reimbursement is made quarterly at an annual rate of up to
      0.15% of the average annual net assets of Class A shares of the Fund.
      The Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change.  The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has
      adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class
      B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares.  The Distributor also receives a service fee of up to 0.15% per year under each plan.
      However, the Board of Trustees can increase that fee to 0.25% of average annual net assets without shareholder approval. Shareholders will be notified of any such change.

      The asset-based sales charge and service fees increase Class B and
      Class C expenses by 0.90% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor normally pays the 0.15% service fees to dealers in advance for the first year after the shares are sold by the dealer.
      After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of 3.85% of the purchase price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class B shares is therefore 4.00% of the purchase price.  The
      Distributor normally retains the Class B asset-based sales charge.  See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of
      Class C shares is therefore 0.90% of the purchase price.  The
      Distributor normally pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor normally retains the Class C asset-based sales charge during the first year after the Class C shares are purchased. See the Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an
Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
      Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the
      Transfer Agent for more information.
      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer.
After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the
Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification
Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares,"
      below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier).
Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer
Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another
OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class
B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares.  You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day.
Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the
Transfer Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Checkwriting. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.225.5677 to request checkwriting for an account in this
Fund with the same registration as the other account.

o     Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
o     Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $500. Checks written below the stated amount on the check will not be accepted. However, if you have existing checks indicating a $100 minimum, you may still use them for amounts of $100 or more.
o     Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o     You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o     Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on
      PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink.  There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CAN YOU SELL SHARES THROUGH your DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B or Class C contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the
Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales charge will be based on the lesser of the net  asset  value of the  redeemed  shares  at the time of  redemption  or the original net asset value.  A contingent  deferred  sales charge is not imposed on:
o     the amount of your  account  value  represented  by an  increase  in net asset value over the initial purchase price,
o     shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
o     shares redeemed in the special circumstances  described in Appendix C to the Statement of Additional Information
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.
      Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of this Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.
Shares of the Fund can be purchased by exchange of shares of other
Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund.
In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the
Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone  Exchange  Requests.  Telephone exchange requests may be made either by calling a service  representative or by using PhoneLink for automated exchanges by calling  1.800.225.5677.  Telephone  exchanges  may be made only  between  accounts  that are  registered  with the same name(s) and address.  Shares  held  under  certificates  may  not  be  exchanged  by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the
      Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of the
      Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.
o     The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the
      Manager believes to be a market timer. All accounts under common ownership or control within the Oppenheimer funds complex may be counted together for purposes of determining market timing with respect to any exchange involving this Fund.
   o  The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund may refuse any exchange order and is currently not obligated to provide notice before rejecting an exchange order.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less than $500. The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the Statement of Additional
      Information, or existing shareholders may visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer
      Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the
      Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink within seven days after the Transfer
      Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange
      Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security number, Employer
      Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts.  The Fund or the Transfer
      Agent may use this information to attempt to verify your identity.  The
      Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity.  Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges)
      if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the
      Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the
Fund from the purchase payment for such shares.

       The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of
Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and any other distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than for Class
B and Class C shares, which normally have higher expenses than Class A.  The
Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in
December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the
      Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through
      AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can
      reinvest all distributions in the same class of shares of another
      OppenheimerFunds account you have established.

Taxes. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax.

      Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

     Exempt-interest dividends earned by resident of New Jersey should not be subject to federal, state, or local income taxes. The portion of the Fund's dividends that are attributable to income earned on other obligations (not
New Jersey municipal securities) will normally be subject to New Jersey personal income taxes.

     Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the
      Fund may be considered a non-taxable return of capital to shareholders.
      If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal and state income tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG llp, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

 Class A         Year Ended July 31,              2003          2002
2001           2000         1999
----------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period           $10.99        $10.89
$10.36         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .67           .53
..55            .53          .55
 Net realized and unrealized gain (loss)          (.52)          .08
..51           (.82)        (.36)

----------------------------------------------------------------
 Total from investment operations                  .15           .61
1.06           (.29)         .19
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.63)         (.51)
(.53)          (.55)        (.55)
 Distributions from net realized gain               --
--           --           (.01)        (.01)

----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.63)         (.51)
(.53)          (.56)        (.56)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.51        $10.99
$10.89         $10.36       $11.21

================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               1.21%         5.79%
10.42%         (2.47)%       1.57%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $61,825       $47,305
$39,185        $31,937      $42,289
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $54,811       $42,809
$35,710        $35,286      $38,999
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            6.24%         4.88%
5.08%          5.26%        4.71%
 Total expenses                                   1.02%         0.84%
0.87%          1.09%        1.10%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       0.82% 3       0.63% 3
0.67% 3        0.79% 3      0.63% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%
26%          27%           101%          70%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

 Class B         Year Ended July 31,              2003          2002
2001           2000         1999
----------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period           $11.00        $10.90
$10.37         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .59           .45
..47            .47          .47
 Net realized and unrealized gain (loss)          (.53)          .08
..51           (.83)        (.37)

----------------------------------------------------------------
 Total from investment operations                  .06           .53
..98           (.36)         .10
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.54)         (.43)
(.45)          (.47)        (.46)
 Distributions from net realized gain               --
--           --           (.01)        (.01)

----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.54)         (.43)
(.45)          (.48)        (.47)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.52        $11.00
$10.90         $10.37       $11.21

================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               0.46%         4.99%
9.58%         (3.11)%       0.81%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $46,912       $43,888
$39,164        $35,338      $44,322
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $45,226       $41,532
$36,447        $38,064      $39,842
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            5.46%         4.12%
4.34%          4.50%        3.96%
 Total expenses                                   1.78%         1.60%
1.62%          1.85%        1.85%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       1.58% 3       1.39% 3
1.42% 3        1.55% 3      1.38% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%
26%          27%           101%          70%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
2.    Excludes interest expense.

FINANCIAL HIGHLIGHTS  Continued

 Class C         Year Ended July 31,              2003          2002
2001           2000         1999
----------------------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period           $10.99        $10.89
$10.36         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .59           .44
..47            .46          .46
 Net realized and unrealized gain (loss)          (.53)          .09
..51           (.83)        (.36)

----------------------------------------------------------------
 Total from investment operations                  .06           .53
..98           (.37)         .10
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.54)         (.43)
(.45)          (.47)        (.46)
 Distributions from net realized gain               --
--           --           (.01)        (.01)

----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.54)         (.43)
(.45)          (.48)        (.47)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.51        $10.99
$10.89         $10.36       $11.21

================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               0.45%         4.99%
9.59%         (3.20)%       0.81%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $17,784       $12,664
$8,622         $7,142       $9,732
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $16,770       $ 9,831
$7,301         $8,198       $8,483
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            5.49%         4.10%
4.33%          4.51%        3.96%
 Total expenses                                   1.78%         1.60%
1.62%          1.85%        1.85%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       1.58% 3       1.39% 3
1.42% 3        1.55% 3      1.38% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%
26%          27%           101%          70%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in additional shares on
the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

INFORMATION AND SERVICES

For More Information on Oppenheimer New Jersey Municipal Fund
The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual
Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

------------------------------------------------------------------------------
By Telephone:                 Call OppenheimerFunds Services toll-free:
                              1.800.CALL OPP (225.5677)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
By Mail:                      Write to:
                              OppenheimerFunds Services
                              P.O. Box 5270
                              Denver, Colorado 80217-5270
------------------------------------------------------------------------------
------------------------------------------------------------------------------
On the Internet:              You can send us a request by e-mail or read or
                              download documents on the OppenheimerFunds
                              website: www.oppenheimerfunds.com
------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this
Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:                [logo]   OppenheimerFunds
Distributor, Inc.
The Fund's SEC File No. 811-5867
PR0395.001.0903
Printed on recycled paper

                          APPENDIX TO PROSPECTUS OF
                    Oppenheimer New Jersey Municipal Fund

      Graphic Material included in the Prospectus of Oppenheimer New Jersey
Municipal Fund: "Annual Total Returns (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer New
Jersey Municipal Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the most recent calendar year ends, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar                            Oppenheimer New Jersey
Year                                Municipal Fund
Ended                               Class A Shares

12/31/95                              14.42%
12/31/96                               5.44%
12/31/97                               9.52%
12/31/98                               6.38%
12/31/99                              -8.01%
12/31/00                               9.38%
12/31/01                               3.98%
12/31/02                                 9.44%

------------------------------------------------------------------------------
Oppenheimer New Jersey Municipal Fund
------------------------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional Information dated September 24, 2003

      This Statement of Additional Information is not a Prospectus.  This
document contains additional information about the Fund and supplements information in the Prospectus dated September 24, 2003.  It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270,
Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                  Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks.........
     The Fund's Investment Policies...........................................
     Municipal Securities.....................................................
     Other Investment Techniques and Strategies...............................
     Investment Restrictions..................................................
How the Fund is Managed.......................................................
     Organization and History.................................................
     Trustees and Officers of the Fund........................................
     The Manager .............................................................
Brokerage Policies of the Fund................................................
Distribution and Service Plans................................................
Performance of the Fund.......................................................

About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Fund.........................................

Financial Information About the Fund
Independent Auditors' Report..................................................
Financial Statements .........................................................

------------------------------------------------------------------------------
ABOUT THE FUND
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies and the main risks of the Fund are described in the Prospectus.  This Statement of
Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., can select for the Fund.  Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager uses in selecting portfolio securities will vary over time.  The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goals.  It may use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth.  However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity.  Because the current value of debt securities vary inversely with changes in prevailing interest rates, if interest rates increased after a security is purchased, that security will normally decline in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity.  A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest.  The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications.
These variations depend on numerous factors.  The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities.  The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's
Investments." The Manager has interpreted the Fund's policy regarding investment in municipal securities to require the Fund to invest at least 80%
of the Fund's net assets in municipal securities. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes.  A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds.  We have classified municipal securities having a maturity (when the security is issued) of more than one (1) year as
"municipal bonds."  The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "private activity")
bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time.
Typically, that is five (5) to ten (10) years from the issuance date.  When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond.  If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            |_| General Obligation Bonds.  The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest.  Issuers of general obligation bonds include states, counties, cities, towns, and school districts.  The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems.  The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited.  Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            |_| Revenue Bonds.  The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source.  Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems;
highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

            Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects.  Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                  |_| Private Activity Bonds. Interest on certain Qualified
Private Activity Bonds is excludable from gross income for federal income tax purposes if certain tests are met. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control.
These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking.  The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities.  The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations.  Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt (and excludable from gross income).
However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes.  More stringent restrictions were placed on the use of proceeds of such bonds.  Interest on certain private activity bonds is taxable under the revised rules.  There is an exception for
"qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain qualified mortgage bonds, qualified Section 501(c)(3)
bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds.  The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the federal alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations. There are no limits on the amount of assets the Fund may invest in private activity bonds.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero.
This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income.  The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations.  Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a private activity bond is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property.  For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.  Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds.  Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue
Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a
"related person" of such a substantial user.  This "substantial user"
provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to
"substantial users") of such exempt facilities.  Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a
"non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds.  Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes.  Municipal securities having a maturity (when the security is issued) of less than one (1) year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs.  Some of the types of municipal notes the Fund can invest in are described below.

            |_|  Tax Anticipation Notes.  These are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

            |_|  Revenue Anticipation Notes.  These are notes issued in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

            |_|  Bond Anticipation Notes.  Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged.  The long-term bonds that are issued typically also provide the money for the repayment of the notes.

            |_| Construction Loan Notes.  These are sold to provide project construction financing until permanent financing can be secured.  After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Municipal Lease Obligations.  The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities.  Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid"
securities.  Their purchase by the Fund would be limited as described below in "Illiquid Securities."  From time to time the Fund may invest more than 5%
of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.  Those guidelines require the Manager to evaluate:

      |_| the frequency of trades and price quotations for such securities;
      |_| the number of dealers or other potential buyers willing to purchase or sell such securities;
      |_| the availability of market-makers; and
      |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis.  While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.  Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects.  Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units.  A default in payment of income would result in a reduction of income to the Fund.  It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.
While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

     |X| Ratings of Municipal Securities.  Ratings by ratings organizations such as Moody's Investors  Service,  Inc.  ("Moody's"),  Standard & Poor's Rating
Services, a division of the McGraw-Hill Companies,  Inc., ("S&P") and Fitch,
Inc.  ("Fitch")  represent the respective rating agency's opinions of the credit quality of the  municipal  securities  they  undertake to rate.  However,  their ratings are  general  opinions  and are not  guarantees  of  quality.  Municipal securities  that have the same  maturity,  coupon and rating may have  different yields,  while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price.
The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.  However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security.  To the extent that ratings given by
Moody's, S&P or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account.
This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, S&P and Fitch for municipal securities are contained in Appendix A to this Statement of Additional
Information.  The Fund can purchase securities that are unrated by nationally recognized rating organizations.  The Manager will make its own assessment of the credit quality of unrated issues the Fund buys.  The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security.  However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in New Jersey Municipal Securities.
Because the Fund focuses its investments primarily on New Jersey municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of New Jersey and its municipalities, authorities and other instrumentalities that issue securities in which the Fund invests, including political developments, economic problems and legislation.

      It is not possible to predict the future impact of political developments, economic problems and legislation on the long-term ability of the State of New Jersey or New Jersey municipal issuers to pay interest or repay principal on their obligations.  The information below is only a brief summary of general information regarding the state and the types of obligations issued by it and its political subdivisions, based upon information the Fund has drawn from sources that it believes are reliable, including official statements relating to securities offerings of New Jersey issuers.  The information below is general in nature and does not provide information about the financial condition of the state or specific issuers in whose securities the Fund may invest, or the risks of those specific investments.

      |X| General Information Regarding the State. New Jersey is the ninth largest state in population and fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington and that includes over one-fifth of the country's population.

      The extensive facilities of the Port Authority of New York and New
Jersey, the Delaware River Port Authority and the South Jersey Port
Corporation across the Delaware River from Philadelphia augment the air, land and water transportation facilities that have influenced the development of the state's economy. The state's central position in the northeast corridor, its transportation and port facilities and proximity to New York City make
New Jersey an attractive location for corporate headquarters and international business offices. A number of major companies have their headquarters or major facilities in New Jersey. Many foreign-owned firms have located facilities in the state.

      The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and the lakes and mountains on the north and northwest, which provide recreation for residents as well as for out-of-state visitors.
Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

      The state finances capital projects primarily through the sale of general obligation bonds of the state. Those bonds are backed by the full faith and credit of the state. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay those debts fully. No general obligations can be issued by the state without prior voter approval. The exception is that no prior voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding state debt, as long as the law requires that the refinancing measure provide a debt service savings. All appropriations for capital projects and all proposals for state bond authorization are subject to the review and recommendation of the New Jersey Commission on Capital
Budgeting and Planning.

      The state may also enter into lease finance arrangements. Through those, lease payments made by the state must be sufficient to cover debt service on the obligations issued to finance the project. Those rental payments are subject to annual appropriation by the state legislature. Also, various state entities have issued obligations for which the state has a
"moral obligation" to appropriate funds to cover a deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations. The state legislature is not bound to make such appropriations, however.

      The state has extensive control over school districts, city and county governments, and local financing authorities. The local finance system is regulated by various statutes to assure that those entities remain on a sound financial footing. State laws impose specific limitations on appropriations, with exemptions subject to state approval. The state shares the proceeds of a number of taxes. Those funds are earmarked primarily for local education programs, homestead rebates, and Medicaid and welfare programs. Certain bonds are issued by localities but supported by direct state payments. In addition, the state participates in local waste water treatment programs.

      Counties, municipalities and school districts finance capital projects through the sale of general obligation bonds backed by their respective taxing power. Other entities, such as local financing authorities, typically finance their capital needs through the sale of bonds backed by a particular pledge of revenues, which may or may not include revenues derived from taxing powers.

Other Investment Techniques and Strategies.  In seeking its objective, the
Fund may from time to time employ the types of investment strategies and investments described below.  It is not required to use all of these strategies at all times, and at times may not use them.

Portfolio Turnover.  A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover."  Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs.  However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income.  To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations.  It may also do so to dispose of a portfolio security prior to its maturity.  That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares.  In those cases, the Fund may realize a capital gain or loss on its investments.

      |X| Floating Rate and Variable Rate Obligations.      Variable rate
demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated
prevailing market rate, such as a bank's prime rate, the ninety-one (91) day
U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one (1)
year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

      The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one (1) year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one (1) year and upon not more than thirty (30) days'
notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest.  Generally the issuer must provide a specified number of days' notice to the holder.  Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X| Inverse Floaters and Other Derivative Investments.  Inverse
floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates.  As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates.  If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond.  The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings.  In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment.  Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations.  "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates.  When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful.  However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment.  Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities.  However, these techniques could result in losses to the
Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments.
These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed Delivery" Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" (or "forward commitment") basis.
"When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  Normally the settlement date is within six (6) months of the purchase of municipal bonds and notes.  However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six (6) months and possibly as long as two (2) years or more after the trade date.  The securities are subject to change in value from market fluctuation during the settlement period.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.  No income begins to accrue to the
Fund on a when-issued security until the Fund receives the security at settlement of the trade.

     The Fund will engage in when-issued transactions in order to secure what is considered  to be an  advantageous  price and yield at the time of entering into the  obligation.  When the Fund  engages  in  when-issued  or  delayed  delivery transactions,  it relies on the buyer or seller, as the case may be, to complete the  transaction.  Their  failure  to do so may  cause  the  Fund  to  lose  the
opportunity   to  obtain  the  security  at  a  price  and  yield  it  considers advantageous.

      When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage.  Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased.  In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid securities of any type at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the
Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|  Zero-Coupon Securities.  The Fund may buy zero-coupon and delayed interest municipal securities.  Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.
This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches.
Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments.  When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser.  The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise.  A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the
Manager's opinion, present minimal credit risks.  The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised.  If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party.  The
Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised.
However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the
Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security.  Any consideration paid by the Fund for the put or standby commitment will be reflected on the
Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires.  Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements.  The Fund may acquire securities subject to repurchase agreements.  It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities.  They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one (1) to five (5) days of the purchase.  Repurchase agreements having a maturity beyond seven (7) days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven (7) days or less.

      Repurchase agreements considered "loans" under the Investment Company
Act of 1940 ("Investment Company Act"), are collateralized by the underlying security.  The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.  However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the
Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The
Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

      |X| Illiquid and Restricted Securities.  The Fund has percentage limitations that apply to purchases of illiquid and restricted securities, as stated in the Prospectus. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X|  Borrowing for Leverage.  The Fund has the ability to invest borrowed funds in portfolio securities.  This speculative investment technique is known as "leverage."  Under its fundamental investment policies, the Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets
(including the amount borrowed) less all liabilities and indebtedness other than borrowing.  The Fund may also borrow up to 5% of its total assets for temporary purposes from any person.  Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within
60 days and not extended or renewed.  The Fund may also borrow from affiliated investment companies to the extent permitted by required authorizations and regulatory approvals.  If the value of the Fund's assets fails to meet the 300% asset coverage requirement, the Fund is required to reduce its bank debt within three (3) days to meet the requirement.  To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the
Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      |X| Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the
Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex.
Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending is being accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards are being implemented.  Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan
               rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the Fund;
o     if the Fund has outstanding borrowings from all sources greater than
               10% of its total assets, then the Fund must secure each
               additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one days' notice.  In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards are being implemented.
Examples of these safeguards include the following:

o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
               Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund might fail to repay the loan.

      |X| Loans of Portfolio Securities.  To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions approved by the Fund's
Board of Trustees. These loans are limited to not more than 25% of the value of the Fund's total assets. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      There are risks in connection with securities lending.  The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities.  It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower.  The
Fund may pay reasonable finder's, custodian and administrative or other fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      |X| Hedging.  The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:

      |_| sell interest rate futures or municipal bond index futures,
      |_| buy puts on such futures or securities, or
      |_| write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

      The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt.
Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities.  In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position.  For this type of hedging, the Fund could:

      |_| buy interest rate futures or municipal bond index futures, or
      |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market.
The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under applicable regulations governing the Fund.

      |X| Futures.  The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts.  Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash.  The obligation under the contract may also be satisfied by entering into an offsetting contract.
The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid by or received by the fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker").
Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under certain specified conditions.  As the future is marked to market (that is, its value on the
Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund.  Any gain or loss is then realized by the Fund on the future for tax purposes.  Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction.  All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold.  For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future).  The Fund would benefit if municipal bonds outperform U.S. Treasury
Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities).
For example, if a bond has an effective duration of three years, a 1%
increase in general interest rates would be expected to cause the value of the bond to decline about 3%.  There are risks that this type of futures strategy will not be successful.  U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

      |X| Put and Call Options.  The Fund can buy and sell certain kinds of put options (puts) and call options (calls).  These strategies are described below.

      |X| Writing Covered Call Options.  The Fund can write (that is, sell)
call options.  The Fund's call writing is subject to a number of restrictions:

(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2)   Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The
         Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3)   Each call the Fund writes must be "covered" while it is outstanding.
         That means the Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium).  The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine (9) months.  The exercise price may differ from the market price of the underlying security.
The Fund has retained the risk of loss that the price of the underlying security may decline during the call period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.  The
Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities.  The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction.  A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received.  Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract.  To do so, at the time the call is written, the Fund  must cover the call by segregating in escrow in all appropriate cases an equivalent dollar value of liquid assets identified on the Fund's books.  The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future.  Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

            |X| Purchasing Calls and Puts.  The Fund may buy calls only on
securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It can also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market.  A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold
(whether or not at a profit), it will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the
Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).  The
Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium.  The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.
Puts on municipal bond indices are settled in cash.  Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price.  If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to sell the underlying investment.  A put may be sold prior to expiration (whether or not at a profit).

      |_| Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.
The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions.  The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put or buys or sells an underlying investment in connection with the exercise of a call or put.  Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.  The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio might decline.  If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities.
However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged.  It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

     The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets.
All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging).  It is possible that the market may decline.  If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

     An option position may be closed out only on a market that provides secondary trading for options of the same series.  There is no assurance that a liquid secondary market will exist for a particular option.  If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could incur losses.

     |_| Interest Rate Swap Transactions.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.  For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns. The Fund can enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the
Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

     The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party.
Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the
"CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of
Rule 4.5 adopted by the CFTC.  That Rule does not limit the percentage of the
Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.  Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges.  The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.  Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the Securities and Exchange
Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must segregate cash or readily marketable short-term debt instruments in an amount equal to the purchase price of the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank. Accordingly, segregated accounts will be maintained for these and all other derivative transactions, as required by the Investment Company Act.

      |X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:

            |_|  short-term municipal securities;
            |_| obligations issued or guaranteed by the U.S. Government or
               its agencies or instrumentalities;
            |_| corporate debt securities rated within the three highest
               grades by a nationally recognized rating agency;
             |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
             |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its net
(plus borrowings for investment purposes) assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.  To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities the Fund would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy.  Other policies described in the Prospectus or this Statement of Additional
Information are "fundamental" only if they are identified as such.  The
Fund's Board of Trustees can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this
Statement of Additional Information, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general, or to New Jersey municipal securities.

      |_| The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_|  The Fund cannot underwrite securities of other companies.  A permitted exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_| The Fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      |_|  The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow agreements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      The Fund cannot invest in other investment companies except to the extent permitted by the Act. The Fund would be permitted under this policy to invest its assets in the securities of one or more open-end management investment company for which the Manager, one of its affiliates or a successor is the investment advisor or sub-advisor. That fund or funds must have substantially the same fundamental investment objective, policies and limitations as the Fund. The Fund's policy not to concentrate its investments, as described above, also would permit the Fund to adopt a
"master-feeder" structure. Under that structure, the Fund would be a "feeder"
fund and would invest all of its assets in a single pooled "master fund" in which other feeder funds could also invest. This could enable the Fund to take advantage of potential operational and cost efficiencies in the master-feeder structure. The Fund has no present intention of adopting the master-feeder structure. If it did so, the Prospectus and this Statement of
Additional Information would be revised accordingly.

      |X| Does the Fund Have Other Restrictions that are Not Fundamental
Policies?

      The Fund has several additional restrictions on its investment policies that are not fundamental, which means that they can be changed by the Board of Trustees, without obtaining shareholder approval.

      |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its
Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the
Prospectus or this Statement of Additional Information.

      |_| The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain short-term credits that may be necessary for the clearance of purchases and sales of securities.

      |_| The Fund cannot sell securities short.

      |_| The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

      |_| The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      |_| The Fund will not invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws, except that the Fund may purchase without regard to this limitation restricted securities which are eligible for resale pursuant to
Rule 144A under the Securities Act of 1933.

      The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote)
that prohibits the Fund from issuing senior securities.  However, that policy does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

Non-Diversification of the Fund's Investments.   The Fund is
"non-diversified," as defined in the Investment Company Act.  Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer."  That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the
Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers.  However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code.  By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions.  First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5%
of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security.  When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer.
Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer.  However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration.  To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional
Information.  Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry.  That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation.  Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval. The Manager has no present intention of investing 25% or more of the Fund's total assets in securities paying interest from revenues of similar type projects or in industrial development bonds. This is not a fundamental policy and therefore could be changed without shareholder approval. However, if that change were made, the
Prospectus or this Statement of Additional Information would be supplemented to reflect the change.

How the Fund Is Managed

Organization and History.  The Fund is a series of a Massachusetts business trust that was originally organized in 1989, as a trust having one series.
In 1993 it was reorganized to be a multi-series business trust (now called
Oppenheimer Multi-State Municipal Trust).  The Fund was added as a separate series of that Trust in 1994. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each of the three (3) series of the Trust is a separate fund that issues its own shares, has its own investment portfolio, and has its own assets and liabilities.

      |X| Classes of Shares. The Trustees are authorized,  without shareholder approval,  to create new  series and  classes  of  shares.  The  Trustees  may reclassify  unissued shares of the Fund into  additional  series or classes of shares.  The Trustees  also may divide or combine the shares of a class into a greater  or  lesser  number  of  shares  without  changing  the  proportionate beneficial  interest  of a  shareholder  in  the  Fund.  Shares  do  not  have cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B and
Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X| Meetings of  Shareholders.  As a Massachusetts  business trust,  the
Fund is not  required  to hold,  and does  not  plan to hold,  regular  annual meetings of  shareholders.  The Fund will hold meetings when required to do so by the  Investment  Company  Act or other  applicable  law. It will also do so when a  shareholder  meeting is called by the Trustees or upon proper  request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a
Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability.  The Fund's Declaration of Trust
contains an express disclaimer of shareholder or Trustee liability for the
Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner"
under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its
Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the
Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study Committee, a
Corporate Governance Committee and a Proxy Committee.  The Audit Committee is
comprised solely of Independent Trustees.  The members of the Audit Committee are Edward Regan (Chairman), Kenneth Randall and Russell Reynolds.  The Audit
Committee held _____ meetings during the Fund's fiscal year ended held ____
meetings during the Fund's fiscal year ended July 31, 2003. The Audit
Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the
Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Robert Galli (Chairman), Joel
Motley and Phillip Griffiths.  The Study Committee held ____ meetings during the Fund's fiscal year ended July 31, 2003.  The Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The member of the Corporate Governance Committee are Elizabeth Moynihan
(Chairman), Phillip Griffiths, Kenneth Randall and John Murphy.  The
Corporate Governance Committee held ____ meetings during the Fund's fiscal year ended July 31, 2003.  The Corporate Governance Committee reviews the
Fund's governance guidelines and recommends changes it deems appropriate to the Board, assesses the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and John Murphy.  The Proxy Committee held ____ meetings during the
Fund's fiscal year ended July 31, 2003.  The Proxy Committee provides the
Board with recommendations for proxy voting and monitors proxy voting by the
Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the
Trustees is an "Independent Trustee," as defined in the Investment Company
Act.  Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the
Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions held with the Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the Trustees.
All of the Trustees are also trustees or directors of the following publicly offered Oppenheimer funds (referred to as "Board I Funds"):

 Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                         Oppenheimer  International  Small Company
 Oppenheimer Capital Appreciation Fund   Fund
 Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
 Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
 Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
 Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
 Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
 Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
 Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
 Oppenheimer  Gold  &  Special  Minerals
 Fund                                    Oppenheimer Trinity Value Fund
 Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust

      In addition to being a trustee or director of the Board I Funds, Mr.
Galli is also a director or trustee of 10 other portfolios in the
OppenheimerFunds complex. Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted, Zack and
Fielding, and Mses. Bechtolt, Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund.  As of
____________, 2003, the Trustees and officers of the Fund, as a group, owned of record or beneficially less than 1% of each class of shares of the Fund.
The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above.  In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the
Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. Mr.
Reynolds has reported he has a controlling interest in The Directorship
Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance
Company (which controls the Manager) for fees aggregating $247,500 from
January 1, 2001 through December 31, 2002. Mr. Reynolds estimates that The
Directorship Search Group will not provide consulting services to
Massachusetts Mutual Life Insurance Company during the calendar year 2003.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group and Massachusetts Mutual Life Insurance Company
were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent
Trustees approved the matter.

      The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-----------------------------------------------------------------------------------
                               Independent Trustees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5   Dollar     Aggregate
                                                                       Dollar
                                                                       Range Of
                                                                       Shares
                                                                       Beneficially
                                                                       Owned in
                    Years;                                  Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held   Shares     Oppenheimer
with Fund,          by Trustee;                             BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex    Owned in   Overseen
Age                 Currently Overseen by Trustee           the Fund   by Trustee
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                                              As of December 31,
                                                                     2002
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Clayton K.          Of Counsel (since 1993), Hogan &        $0         $50,001-$100,000
Yeutter, Chairman   Hartson (a law firm). Other
of the Board of     directorships: Weyerhaeuser Corp.
Trustees since      (since 1999) and Danielson Holding
2003;               Corp. (since 2002); formerly a
Trustee since 1994  director of Caterpillar, Inc.
Age: 72             (1993-December 2002). Oversees 29
                    portfolios in the OppenheimerFunds
                    complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Robert G. Galli,    A trustee or director of other          $0         Over
Trustee since 1994  Oppenheimer funds. Formerly Trustee                $100,000
Age: 70             (May 2000-2002) of Research Foundation
                    of AIMR (investment research,
                    non-profit) and Vice Chairman (October
                    1995-December 1997) of the Manager.
                    Oversees 39 portfolios in the
                    OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Phillip A.          A director (since 1991) of the          $0         Over
Griffiths,          Institute for Advanced Study,                      $100,000
Trustee, since 1999 Princeton, N.J., a director (since
Age: 64             2001) of GSI Lumonics, a trustee
                    (since 1983) of Woodward Academy, a
                    Senior Advisor (since 2001) of The
                    Andrew W. Mellon Foundation. A member
                    of: the National Academy of Sciences
                    (since 1979), American Academy of Arts
                    and Sciences (since 1995), American
                    Philosophical Society (since 1996) and
                    Council on Foreign Relations (since
                    2002). Formerly a director of Bankers
                    Trust New York Corporation
                    (1994-1999). Oversees 29 portfolios in
                    the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Joel W. Motley,     Director (since 2002) Columbia Equity   None1      None1
Trustee since 2002  Financial Corp. (privately-held
Age: 51             financial adviser); Managing Director
                    (since 2002) Carmona Motley, Inc.
                    (privately-held financial adviser);
                    Formerly he held the following
                    positions: Managing Director (January
                    1998-December 2001), Carmona Motley
                    Hoffman Inc. (privately-held financial
                    adviser); Managing Director (January
                    1992-December 1997), Carmona Motley &
                    Co. (privately-held financial
                    adviser). Oversees 29 portfolios in
                    the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Kenneth A.          A director of Dominion Resources, Inc.  $0         Over
Randall, Trustee    (electric utility holding company) and             $100,000
since 1994          Prime Retail, Inc. (real estate
Age: 76             investment trust); formerly a director
                    of Dominion Energy, Inc. (electric
                    power and oil & gas producer),
                    President and Chief Executive Officer
                    of The Conference Board, Inc.
                    (international economic and business
                    research) and a director of Lumbermens
                    Mutual Casualty Company, American
                    Motorists Insurance Company and
                    American Manufacturers Mutual
                    Insurance Company. Oversees 29
                    portfolios in the OppenheimerFunds
                    complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Edward V. Regan,    President, Baruch College, CUNY; a      $1-$10,000 $50,001-$100,000
Trustee since 1994  director of RBAsset (real estate
Age: 73             manager); a director of OffitBank;
                    formerly Trustee, Financial Accounting
                    Foundation (FASB and GASB), Senior
                    Fellow of Jerome Levy Economics
                    Institute, Bard College, Chairman of
                    Municipal Assistance Corporation for
                    the City of New York, New York State
                    Comptroller and Trustee of New York
                    State and Local Retirement Fund.
                    Oversees 29 investment companies in
                    the OppenheimerFunds complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Russell S.          Chairman (since 1993) of The            $0         $10,001-$50,000
Reynolds, Jr.,      Directorship Search Group, Inc.
Trustee since 1994  (corporate governance consulting and
Age: 71             executive recruiting); a life trustee
                    of International House (non-profit
                    educational organization), and a
                    trustee (since 1996) of the Greenwich
                    Historical Society. Oversees 29
                    portfolios in the OppenheimerFunds
                    complex.
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Donald W. Spiro,    Chairman Emeritus (since January 1991)  $0         Over
Vice Chairman of    of the Manager. Formerly a director                $100,000
the Board of        (January 1969-August 1999) of the
Trustees,           Manager. Oversees 29 portfolios in the
Trustee since 1994  OppenheimerFunds complex.
Age: 77
-----------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

     The address of Mr.  Murphy in the chart below is 498  Seventh  Avenue,  New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

Interested Trustee
    and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                    Years;                                    Range of   Beneficially
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Owned in
with Fund,          Trustee;                                  BeneficiallAny of the
Length of Service   Number of Portfolios in Fund Complex      Owned in   Oppenheimer
Age                 Currently Overseen by Trustee             the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman, Chief Executive Officer and     $0            Over
President and       director (since June 2001) and President              $100,000
Trustee,            (since September 2000) of the Manager;
Trustee since 2001  President and a director or trustee of
Age: 54             other Oppenheimer funds; President and a
                    director (since July 2001) of
                    Oppenheimer Acquisition Corp. (the
                    Manager's parent holding company) and of
                    Oppenheimer Partnership Holdings, Inc.
                    (a holding company subsidiary of the
                    Manager); a director (since November
                    2001) of OppenheimerFunds Distributor,
                    Inc. (a subsidiary of the Manager);
                    Chairman and a director (since July
                    2001) of Shareholder Services, Inc. and
                    of Shareholder Financial Services, Inc.
                    (transfer agent subsidiaries of the
                    Manager); President and a director
                    (since July 2001) of OppenheimerFunds
                    Legacy Program (a charitable trust
                    program established by the Manager); a
                    director of the investment advisory
                    subsidiaries of the Manager: OFI
                    Institutional Asset Management, Inc. and
                    Centennial Asset Management Corporation
                    (since November 2001), HarbourView Asset
                    Management Corporation and OFI Private
                    Investments, Inc. (since July 2001);
                    President (since November 1, 2001) and a
                    director (since July 2001) of
                    Oppenheimer Real Asset Management, Inc.;
                    a director (since November 2001) of
                    Trinity Investment Management Corp. and
                    Tremont Advisers, Inc. (investment
                    advisory affiliates of the Manager);
                    Executive Vice President (since February
                    1997) of Massachusetts Mutual Life
                    Insurance Company (the Manager's parent
                    company); a director (since June 1995)
                    of DLB Acquisition Corporation (a
                    holding company that owns the shares of
                    David L. Babson & Company, Inc.);
                    formerly, Chief Operating Officer
                    (September 2000-June 2001) of the
                    Manager; President and trustee (November
                    1999-November 2001) of MML Series
                    Investment Fund and MassMutual
                    Institutional Funds (open-end investment
                    companies); a director (September
                    1999-August 2000) of C.M. Life Insurance
                    Company; President, Chief Executive
                    Officer and director (September
                    1999-August 2000) of MML Bay State Life
                    Insurance Company; a director (June
                    1989-June 1998) of Emerald Isle Bancorp
                    and Hibernia Savings Bank (a
                    wholly-owned subsidiary of Emerald Isle
                    Bancorp). Oversees 75 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Fielding, Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New
York, NY 10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt
and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund, Length of
Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President  (since January 1996) of the Manager;
Vice President and      Chairman of the  Rochester  Division  of the Manager  (since
Portfolio Manager       January   1996);   an  officer  of  9   portfolios   in  the
since 2002              OppenheimerFunds complex.
Age: 54
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer since 1999    the Manager;  Treasurer  (since  March 1999) of  HarbourView
Age: 43                 Asset Management  Corporation,  Shareholder Services,  Inc.,
                        Oppenheimer Real Asset Management  Corporation,  Shareholder
                        Financial Services,  Inc., Oppenheimer Partnership Holdings,
                        Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds  International  Ltd.  and  OppenheimerFunds
                        plc   (since   May   2000)  and  OFI   Institutional   Asset
                        Management,   Inc.  (since  November  2000)  (offshore  fund
                        management  subsidiaries  of  the  Manager);  Treasurer  and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 91
Age: 40                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 40                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 91 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Secretary since 2001    (since February 2002) of the Manager;  General Counsel and a
Age: 55                 director   (since   November   2001)   of   OppenheimerFunds
                        Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        and  OppenheimerFunds  plc (October  1997-November 2001). An
                        officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 45                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 91 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, &
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 91
Age:  39                portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 82
Age:  45                portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|  Remuneration  of Trustees.  The officers of the Fund and one of the
Trustees of the Fund (Mr.  Murphy) who are affiliated with the Manager receive no salary or fee from the Fund.  The  remaining  Trustees of the Fund received the  compensation  shown below from the Fund with respect to the Fund's fiscal year ended July 31, 2003.  The  compensation  from all 31 of the Board I Funds
(including  the  Fund)  represents  compensation  received  for  serving  as a director or trustee and member of a committee  (if  applicable)  of the boards of those funds during the calendar year 2002.

------------------------------------------------------------------------------------
Trustee Name and Other    Aggregate      Retirement     Estimated        Total
                                                                      Compensation
                                                                        From All
                                                                      Oppenheimer
                                                          Annual       Funds For
                                          Benefits      Retirement       Which
                                         Accrued as    Benefits to     Individual
Fund Position(s)         Compensation   Part of Fund   be Paid Upon    Serves As
(as applicable)           From Fund1     Expenses2     Retirement3   Trustee/Director
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Clayton K. Yeutter           $ 4             $0          $36,372        $71,792
Chairman of the Board
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Robert G. Galli               $              $0          $55,6785      $198,3866
Regulatory & Oversight
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Phillip Griffiths
Regulatory & Oversight
Committee Member and         $ 7             $0          $10,256        $60,861
Governance Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Joel W. Motley
Governance Committee
Acting Chairman and          $ 8             $0             $0          $14,453
Regulatory & Oversight
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Kenneth A. Randall            $              $0          $74,471        $97,012
Audit Committee Member
and Governance
Committee Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Edward V. Regan               $              $0          $46,313        $95,960
Audit Committee
Chairman and Proxy
Committee Chairman
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Russell S. Reynolds,          $              $0          $48,991        $71,792
Jr.
Proxy Committee Member
and Audit Committee
Member
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Donald Spiro                  $              $0          $9,3969        $64,080
------------------------------------------------------------------------------------
* Messrs.  Leon Levy and Benjamin Lipstein and Ms. Elizabeth  Moynihan retired as Trustees from the Board I Funds effective  January 1, 2003,  March 31, 2003 and July 31,  2003,  respectively.  For the calendar  year ended  December 31,
2002,  Messrs.  Levy and Lipstein and Ms. Moynihan received total compensation from all of the Board I Funds for which they  served as  Trustee of  $173,700,
$150,152 and  $105,760,  respectively.  For the fiscal year ended  __________,
Messrs.  Levy and Lipstein and Ms. Moynihan  received  aggregate  compensation from the Fund of  $______,  $______  and  $_______,  respectively.  Upon their retirement,  Messrs.  Levy and Lipstein  and Ms.  Moynihan (in the case of Mr.
Levy,  his  beneficiary)  started  receiving  retirement  plan  benefits on an annual  basis paid by the Board I Funds as described  below under  "Retirement
Plan for Trustees," of $80,995, $88,869 and $_______, respectively.
1.    Aggregate   Compensation   From   Fund   includes   fees  and   deferred
   compensation, if any, for a Trustee.
2.    No  retirement  benefits were accrued by the Fund during its fiscal year ended  ______,  2003 due to a  reallocation  of  retirement  plan  benefits previously accrued for a deceased Trustee.
3.    Estimated  Annual  Retirement  Benefits  to be Paid Upon  Retirement  is
   based on a straight life payment plan election with the  assumption  that a
   Trustee  will  retire  at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan  benefits as  described  below under
   "Retirement Plan for Trustees."
4.    Includes  $___ deferred by Mr.  Yeutter under the Deferred  Compensation
   Plan described below.
5.    Includes  $24,989  estimated  to be paid to Mr.  Galli for  serving as a trustee  or  director  of 10 other  Oppenheimer  funds that are not Board I
   Funds.
6.    Includes  $92,626  paid to Mr.  Galli for serving as trustee or director of 10 other Oppenheimer funds that are not Board I Funds.
7.    Includes $___ deferred by Mr. Griffiths under the Deferred  Compensation
   Plan described below.
8.    Includes  $____  deferred by Mr. Motley under the Deferred  Compensation
   Plan described below.
9.    The amount for Mr. Spiro is based on the assumption  that he will retire at age 82 when he becomes  eligible  to receive  retirement  plan  benefits
   (after 7 years of service).

     |X| Retirement  Plan for Trustees.  The Fund has adopted a retirement  plan that provides for payments to retired Independent  Trustees.  Payments are up to
80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the Board I Funds for at least seven  years in order to be  eligible  for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum  benefit.  Each  Trustee's  retirement  benefits  will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits  cannot be determined at this time, nor can we estimate the number of years of credited  service  that will be used to  determine  those benefits.

     |X|  Deferred  Compensation  Plan for  Trustees.  The Board of Trustees has
adopted a Deferred  Compensation  Plan for  disinterested  trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are entitled to receive from the Fund. Under the plan, the compensation  deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid  to the  Trustee  under  the  plan is  determined  based  upon  the performance of the selected funds.

     Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any Trustee.  Pursuant to an Order issued by the Securities and
Exchange  Commission,  the Fund may invest in the funds  selected by the Trustee under  the  plan  without  shareholder  approval  for  the  limited  purpose  of determining the value of the Trustee's deferred fee account.

     |X| Major Shareholders.  As of ___________________,  2003, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

     MLFP & S for the sole benefit of its  customers,  Attn:  Fund  Admn/#97DN1,
4800 Deer Lake Drive E, Fl 3,  Jacksonville,  Florida  32246-6484,  which  owned
412,806.47 Class A shares (8.81% of the Class A shares then outstanding).

     MLFP & S for the sole benefit of its  customers,  Attn:  Fund  Admn/#97DN1,
4800 Deer Lake  Drive E Fl 3,  Jacksonville,  Florida  32246-6484,  which  owned
285,843.87 Class B shares (7.07% of the Class B shares then outstanding).

     Smith Barney House Acct:  00109801250,  Attn:  Cindy  Tempesta 7th Fl., 333
West 34th Street, New York, New York 10001-2483,  which owned 342,193.87 Class B shares (8.47% of the Class B shares then outstanding).

     MLPF & S for the sole benefit of its  customers,  Attn:  Fund  Admn/#97HF5,
4800  Deer  Lake  Dr E FL  3,  Jacksonville,  Florida  32246-6484,  which  owned
248,876.95 Class C shares (17.33% of the Class C shares then outstanding).

     Smith Barney House Acct:  00109801250,  Attn:  Cindy  Tempesta 7th Fl., 333
West 34th Street,  New York, New York 10001-2483,  which owned 78,647.11 Class C shares (5.47% of the Class C shares then outstanding).

The Manager.  The Manager is  wholly-owned by Oppenheimer  Acquisition  Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

|X| Code of Ethics.  The Fund,  the Manager and the  Distributor  have a Code of
Ethics.  It is  designed  to detect and  prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the  Securities  and Exchange  Commission  and can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of  operation  of the  Public  Reference  Room by  calling  the SEC at
1-202-942-8090.  The Code of Ethics  can also be  viewed  as part of the  Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at  www.sec.gov.  Copies may be  obtained  after  paying a  duplicating  fee, by electronic  request at the following E-mail address:  publicinfo@sec.gov,  or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          |X|  Portfolio  Proxy  Voting.  The Fund has adopted  Portfolio  Proxy
     Voting Policies and Procedures  under which the Fund votes proxies relating to securities  ("portfolio  proxies")  held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the
     Fund  and  its   shareholders.   The  Fund  has  retained  an  unaffiliated
     third-party as its agent to vote portfolio  proxies in accordance  with the
     Fund's  Portfolio Proxy Voting  Guidelines and to maintain  records of such portfolio proxy voting.  The Proxy Voting Guidelines  include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled  affiliated manages or administers the assets of a pension plan of the company  soliciting the proxy.  The Fund's  Portfolio
     Proxy Voting  Guidelines  on routine and  non-routine  proxy  proposals are summarized below.

o    The Fund  votes  with the  recommendation  of the  issuer's  management  on routine matters,  including  election of directors  nominated by management and ratification of auditors, unless circumstances indicate otherwise.
o    In  general,  the  Fund  opposes   anti-takeover   proposals  and  supports
     elimination of anti-takeover proposals, absent unusual circumstances.
o    The Fund supports  shareholder  proposals to reduce a  super-majority  vote requirement,  and opposes management proposals to add a super-majority vote requirement.
o    The Fund opposes proposals to classify the board of directors.
o    The Fund support proposals to eliminate cumulative voting.
o    The Fund opposes re-pricing of stock options.

o    The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.

-------------------------------------------------------------------------------------
         Management Fee Paid to

     The Fund analyzes stock option plans, paying particular  attention to their dilutive effect.  While the Fund generally supports  management  proposals,  the
Fund opposes plans it considers to be excessive

     The Fund will be required to file new Form N-PX,  with its  complete  proxy voting  record for the 12 months  ended June 30th,  no later than August 31st of each year.  The first such filing is due no later than August 31, 2004,  for the twelve months ended June 30, 2004. Once filed,  the Fund's Form N-PX filing will be available (i) without charge,  upon request, by calling the Fund toll-free at
1.800.225.5677 and (ii) on the SEC's website at www.sec.gov

     |X| The Investment  Advisory  Agreement.  The Manager  provides  investment advisory  and  management  services  to the Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager selects  securities for the  Fund's  portfolio  and  handles  its  day-to day  business.  The  portfolio management  team of the  Fund is  employed  by the  Manager  and is  principally responsible for the day-to-day management of the Fund's investment portfolio.

     The investment  advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space,  facilities and equipment.  It also
requires  the  Manager  to  provide  and   supervise   the   activities  of  all
administrative and clerical  personnel  required to provide effective  corporate administration for the Fund. Those responsibilities  include the compilation and maintenance of records with respect to the Fund's  operations,  the  preparation and filing of specified  reports,  and the  composition  of proxy  materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest,  taxes, fees to disinterested
Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs,  brokerage commissions, and non-recurring expenses,  including litigation cost. The management fees paid by the  Fund  to the  Manager  are  calculated  at the  rates  described  in the
Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated  to each class of shares  based upon the  relative  proportion  of the
Fund's net assets  represented by that class.  The  management  fees paid by the
Fund to the Manager during the Fund's last three fiscal years are listed below.

     Fiscal Year             Management Fee             OppenheimerFunds, Inc.
      Ended 7/31       (Without Voluntary Waiver)           (after waiver)
-------------------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2001                  $476,017                    $317,344
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2002                  $564,760                    $376,505
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
       2003                  $700,465                    $466,975
-----------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith.  The agreement permits the Manager to act as investment adviser for any other person, firm or corporation.  The Manager can use the name
"Oppenheimer" in connection with other investment companies for which it or an affiliate is the investment adviser or general distributor.  If the
Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund to use the name "Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory Agreement. Each
year, the Board of Trustees including a majority of the Independent Trustees is required to approve the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and evaluate and the
Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able to continue to provide quality services to the Fund and its shareholders in adverse times.  The
Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.  One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund.  The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions.  Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions.  "Best execution"
refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding.
However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.  Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above.  Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker.
Therefore, the Fund does not incur substantial brokerage costs.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.
Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices.  In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.  Other funds advised by the Manager have investment objectives and policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.
When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the
Manager or its affiliates.  The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  Investment research received by the
Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts.  Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.  If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.  The Board permits the Manager to use stated
commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The
Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with the Fund, the Distributor, whose primary address is P.O. Box 5270, Denver, CO  80217, acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.  The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the
Distributor.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the three most recent fiscal years are shown in the tables below:

 ------------------------------------------------------------------------------
          Aggregate     Class A                     Concessions  Concessions
 Fiscal   Front-End     Front-End    Concessions    on Class B   on Class C
 Year     Sales         Sales        on Class A     Shares       Shares
 Ended    Charges on    Charges      Shares         Advanced by  Advanced by
 7/31:    Class A       Retained by  Advanced by    Distributor1 Distributor1
          Shares        Distributor* Distributor1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2001     $150,702      $25,811        $ 579        $284,744      $23,625
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2002     $159,960      $31,877        $ 280        $413,775      $49,579
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   2003     $432,635      $62,816       $37,785       $443,729      $76,829
 ------------------------------------------------------------------------------
1.    The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
*     Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

 ------------------------------------------------------------------------------
             Class A Contingent   Class B Contingent    Class C Contingent
 Fiscal      Deferred Sales       Deferred Sales        Deferred Sales
 Year Ended  Charges Retained by  Charges Retained by   Charges Retained by
 7/31:       Distributor          Distributor           Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2001             $422               $132,505                $1,881
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2002              $0                $150,338                $3,776
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
    2003              $0                $140,792                $6,649
 ------------------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service
Plans."

Distribution and Service Plans.  The Fund has adopted a Service Plan for its
Class A shares and Distribution and Service Plans for its Class B and Class C
shares under Rule 12b-1 of the Investment Company Act.  Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.  Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees,2 cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform.  The Manager may use profits from the advisory fee it receives from the Fund.  The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its
Independent Trustees specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan.  A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed amendment to the Class A plan that would materially increase payments under the plan.  That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made.
Those reports are subject to the review and approval of the Independent
Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not
"interested persons" of the Fund is committed to the discretion of the
Independent Trustees.  This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent
Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's
Independent Trustees.  The Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |_|  Class A Service Plan Fees.  Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares.  The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor.  The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 2003, payments under the Class A plan totaled $78,410, all of which was paid by the Distributor to recipients.
That included $2,250 paid to an affiliate of the Distributor's parent company.  Any unreimbursed expenses the Distributor incurs with respect to
Class A shares for any fiscal year may not be recovered in subsequent years.
The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

|_|   Class B and Class C Service and Distribution Plans.

      Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period.  The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period.  The types of services that recipients provide for the service fee are similar to the services provided under Class A plans, described above.

      The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor presently intends to pay recipients the service fee on Class
B and Class C shares in advance for the first year the shares are outstanding.  After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares.  The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the
Distributor to compensate dealers that sell those shares.  The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans.  The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the
Distributor in recognition that the Distributor:

|_|   pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
|_|   may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
|_|   employs personnel to support distribution of shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
|_|   may not be able to adequately compensate dealers that sell Class B and
      Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
|_|   receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
|_|   may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
|_|   may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
|_|   may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      When Class B and Class C shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B and Class C shares.

       If either the Class B or Class C plan is terminated by the Fund, the
Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

 -------------------------------------------------------------------------------
   Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/03
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class:       Total Payments      Amount       Distributor's    Distributor's
                                                 Aggregate       Unreimbursed
                                                Unreimbursed    Expenses as %
                                Retained by    Expenses Under   of Net Assets
                Under Plan      Distributor         Plan           of Class
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class B         $406,958        $352,3031       $1,641,403         3.50%
 Plan
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Class C         $150,803        $ 71,0432       $ 276,569          1.56%
 Plan
 -------------------------------------------------------------------------------
1.    Includes $999 paid to an affiliate of the Distributor's parent company.
2.    Includes $374 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of
Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology.  The Fund uses a variety of terms to illustrate its performance.  These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return,"
"cumulative total return," "average annual total return at net asset value"
and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below.  The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at
1.800.225.5677 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission.  Those rules describe the types of performance data that may be used and how it is to be calculated.  In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.  Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_|  The Fund's performance returns may not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields.  The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      |_| Standardized Yield.  The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated thirty (30)
day period.  It is not based on actual distributions paid by the Fund to shareholders in the thirty (30) day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

STANDARDIZED YIELD = 2 (A - B + 1) - 1
                       -------
                         CD

      The symbols above represent the following factors:
      a =  dividends and interest earned during the thirty (30) day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the thirty (30) day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular thirty (30) day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a thirty (30) day period occurs at a constant rate for a six (6) month period and is annualized at the end of the six (6) month period.  Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any thirty (30) day period.

      |_| Dividend Yield.  The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by twelve (12) (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  The formula is shown below:

            Dividend Yield = dividends paid during monthly period x
12/maximum offering
                                         price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B and
Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges.  The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      |_| Tax-Equivalent Yield.  The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield.  It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate.  Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a thirty (30) day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate.  The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated.  Your tax bracket is determined by your Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions).  The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

---------------------------------------------------------------------------------

             The Fund's Yields for the 30-Day Periods Ended 7/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                 Dividend Yield      Standardized Yield      (39.14% Combined
                                                            Federal/New Jersey
Class of                                                       Tax Bracket)
Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
             Without       After    Without    After        Without   After
             Sales         Sales    Sales      Sales         Sales    Sales
               Charge     Charge      Charge     Charge     Charge      Charge
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A        5.98%       5.70%      6.41%      6.11%      10.54%      10.03%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B        5.27%        N/A       5.63%       N/A        9.26%       N/A
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C        5.27%        N/A       5.64%       N/A        9.26%       N/A
---------------------------------------------------------------------------------

      |X| Total Return Information.  There are different types of "total returns" to measure the Fund's performance.  Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period.  Because of differences in expenses for each class of shares, the total returns for each class are separately measured.  The cumulative total return measures the change in value over the entire period (for example, ten
(10) years).  An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.  However, average annual total returns do not show actual year-by-year performance.  The Fund uses standardized calculations for its total returns as prescribed by the SEC.  The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below).  For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the one (1) year period.

      |_| Average Annual Total Return.  The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
--------
   P
            |_| Average Annual Total Return (After Taxes on Distributions).
The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions)
  P

            |_| Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
1/n         Distributions and Redemption)
  P

      |_| Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

ERV - P = TOTAL RETURN
-------
    P

      |_| Total Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 7/31/03
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
             Returns (10
          years or life of
               class)
Class of
 Shares
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
                                                                    10-Year
                                 1-Year            5-Year         (or life of
                                                                     class)
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
---------------------------------------------------------------------------------
          -----------------------------------------------------------------------
Class A   44.43%1  51.63%1   -3.60%   1.21%    2.21%    3.21%   3.98%1   4.52%1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B   44.97%2  44.97%2   -4.33%   0.46%    2.12%    2.45%   4.02%2   4.02%2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C   36.52%3  36.52%3   -0.51%   0.45%    2.44%    2.44%   4.01%3   4.01%3
---------------------------------------------------------------------------------
1  Inception of Class A shares:  3/1/94
2  Inception of Class B shares:  3/1/94
3  Inception of Class C shares:  8/29/95

---------------------------------------------------------------------------------
     Average Annual Total Returns for Class A1 Shares (After Sales Charge)
                         For the Periods Ended 7/31/03
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                      1-Year         5-Year         10-Year
                                                                  (or life of
                                                                     class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions          -3.60%         2.20%           3.95%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
After Taxes on Distributions and      -0.43%         2.60%           4.13%
Redemption of Fund Shares
---------------------------------------------------------------------------------
   1. Inception date of Class A shares: 3/1/94

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders.  You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information.  The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.  Examples of these performance comparisons are set forth below.

      |_| Lipper Rankings.  From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper").  Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.  The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and other municipal bond funds.  The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.
Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |_|  Morningstar Ratings.  From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector.  The Fund is rated among the
Municipal Single State Long category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |_|  Performance Rankings and Comparisons by Other Entities and
Publications.  From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street
Journal, Barron's, or similar publications.  That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class
C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.  However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.  Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,

o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

About your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
Asset Builder Plan (described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House
("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and
Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.
No sales charge is imposed in certain other circumstances described in
Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

|X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

|X|   The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Multiple Strategies Fund
Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Capital Income Fund           Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Champion Income Fund          Inc.
Oppenheimer Convertible Securities Fund   Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Discovery Fund                Municipals
Oppenheimer Emerging Growth Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Strategic Income Fund
Oppenheimer Europe Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Fund                   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Global Growth & Income Fund   Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                   Oppenheimer U.S. Government Trust
Oppenheimer High Yield Fund               Oppenheimer Value Fund
Oppenheimer International Bond Fund       Limited-Term New York Municipal Fund
Oppenheimer International Growth Fund     Rochester Fund Municipals
Oppenheimer  International  Small Company
Fund                                      OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited-Term Government Fund  OSM1 - Jennison Growth Fund
                                          OSM1 -  Mercury  Advisors  S&P 500 Index
Oppenheimer Limited Term Municipal Fund   Fund
Oppenheimer  Main Street  Growth & Income OSM1 -  Mercury  Advisors  Focus  Growth
Fund                                      Fund
Oppenheimer Main Street Opportunity Fund  OSM1 - QM Active Balanced Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - Salomon Brothers All Cap Fund
Oppenheimer MidCap Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

1 - "OSM" stands for Oppenheimer Select
Managers

     There is an initial  sales charge on the purchase of Class A shares of each of the  Oppenheimer  funds  described  above  except the money  market funds and
Oppenheimer Senior Floating Rate Fund. Under certain circumstances  described in this Statement of Additional  Information,  redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent,  if you purchase Class A shares or
Class A and  Class B shares  of the Fund and other  Oppenheimer  funds  during a
13-month  period,  you can reduce  the sales  charge  rate that  applies to your purchases of Class A shares. The total amount of your intended purchases of both
Class A and Class B shares will  determine the reduced sales charge rate for the
Class A shares purchased during that period.  You can include  purchases made up to 90 days  before the date of the  Letter.  Letters  of Intent do not  consider
Class C shares you purchase or may have purchased.

     A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the
Fund (and other  Oppenheimer  funds)  during a 13-month  period (the  "Letter of
Intent period").  At the investor's request,  this may include purchases made up to 90 days prior to the date of the  Letter.  The Letter  states the  investor's intention to make the aggregate amount of purchases of shares which,  when added to the  investor's  holdings of shares of those funds,  will equal or exceed the amount  specified in the Letter.  Purchases made by reinvestment of dividends or distributions  of capital  gains and  purchases  made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

     A Letter  enables  an  investor  to count  the  Class A and  Class B shares purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales  charge) that applies to a single  lump-sum  purchase of shares in the amount intended to be purchased under the Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares.  However,  if the  investor's  purchases of shares  within the Letter of
Intent  period,  when added to the value (at offering  price) of the  investor's holdings  of shares on the last day of that  period,  do not equal or exceed the intended  purchase amount,  the investor agrees to pay the additional  amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow,"  below  (those  terms may be  amended by the  Distributor  from time to time).  The  investor  agrees that shares  equal in value to 5% of the  intended purchase  amount  will be held in escrow by the  Transfer  Agent  subject to the
Terms of  Escrow.  Also,  the  investor  agrees  to be bound by the terms of the
Prospectus,  this Statement of Additional  Information and the application  used for a Letter of Intent. If those terms are amended,  as they may be from time to time by the Fund, the investor  agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

     If the total eligible  purchases made during the Letter of Intent period do not equal or exceed the intended  purchase  amount,  the concessions  previously paid to the dealer of record  for the  account  and the  amount of sales  charge retained by the Distributor  will be adjusted to the rates  applicable to actual total purchases.  If total eligible purchases during the Letter of Intent period exceed the intended  purchase amount and exceed the amount needed to qualify for the next sales  charge rate  reduction  set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the  Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions returned to the
Distributor  will be used  to  purchase  additional  shares  for the  investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted.  It is the  responsibility  of the dealer of record and/or the investor  to advise the  Distributor  about the Letter in placing  any  purchase orders  for the  investor  during  the  Letter  of  Intent  period.  All of such purchases must be made through the Distributor.

     |X| Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount  specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be  shares  valued  in the  amount of $2,500  (computed  at the  offering  price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within  the  13-month  Letter of Intent  period,  the  escrowed  shares  will be promptly released to the investor.

     3. If,  at the end of the  13-month  Letter  of  Intent  period  the  total purchases  pursuant  to the Letter are less than the  intended  purchase  amount specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales  charges  which would have been paid if the total amount purchased  had been made at a single  time.  That sales charge  adjustment  will apply to any shares  redeemed  prior to the  completion  of the  Letter.  If the difference  in sales charges is not paid within twenty days after a request from the Distributor or the dealer,  the Distributor  will,  within sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)  Class A shares sold with a front-end  sales  charge or subject to a Class A contingent deferred sales charge,
(b)  Class B shares of other  Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)  Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class
     A initial or contingent  deferred sales charge or (2) Class B shares of one of the other  Oppenheimer  funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  As  explained  in the  Prospectus,  you  must  initially establish  your  account  with $500.  Subsequently,  you can  establish an Asset
Builder Plan to automatically  purchase  additional  shares directly from a bank account for as little as $50. For those accounts  established  prior to November
1, 2002 and which have previously  established  Asset Builder Plans,  additional purchases  will remain at $25.  Shares  purchased by Asset Builder Plan payments from bank  accounts  are  subject  to the  redemption  restrictions  for  recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member.  Asset  Builder  Plans may not be used to buy shares for OppenheimerFunds  employer-sponsored  qualified  retirement accounts.  Asset
Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly  automatic  purchases of shares of up to four other
Oppenheimer funds.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the  Distributor,  the Transfer Agent or the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the Fund's shares (for  example,  when a purchase  check is  returned  to the Fund  unpaid)
causes a loss to be incurred  when the net asset values of the Fund's  shares on the  cancellation  date is less than on the purchase date. That loss is equal to the amount of the  decline in the net asset  value per share  multiplied  by the number of shares in the purchase  order.  The investor is  responsible  for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the  Distributor for that amount by redeeming shares from any account  registered in that investor's  name, or the Fund or the
Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund  represents  an interest in the same portfolio of investments of the Fund. However, each class has different shareholder  privileges and features.  The net income attributable to Class B or
Class C shares and the  dividends  payable on Class B or Class C shares  will be reduced by  incremental  expenses  borne  solely by that class.  Those  expenses include the asset-based sales charges to which Class B and Class C are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial sales charge.  While Class B and
Class C shares have no initial sales charge,  the purpose of the deferred  sales charge and asset-based sales charge on Class B and Class C shares is the same as that  of the  initial  sales  charge  on  Class A  shares  - to  compensate  the
Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive  compensation from his or her firm for selling Fund shares may receive  different  levels of compensation  for selling one class of shares rather than another.

     The Distributor will not accept any order in the amount of $500,000 or more for  Class B shares  or $1  million  or more for  Class C shares  on behalf of a single investor (not including dealer "street name" or omnibus  accounts).  That is because  generally it will be more advantageous for that investor to purchase
Class A shares of the Fund.

     |X| Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     |X|  Allocation of Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder  servicing agent fees and expenses and shareholder  meeting expenses
(to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the
Prospectus, a $12 annual fee is assessed
on any account valued at less than $500.
This fee will not be assessed on the
following accounts:
o    Accounts that have balances  below $500 due to the automatic  conversion of shares from Class B to Class A shares;
o    Accounts  with an active Asset Builder Plan,  payroll  deduction  plan or a military allotment plan;
o    OppenheimerFunds-sponsored   group  retirement  accounts  that  are  making
     continuing purchases;
o    Certain  accounts held by  broker-dealers  through the National  Securities
     Clearing Corporation; and
o    Accounts  that  fall  below  the  $500   threshold  due  solely  to  market
     fluctuations  within  the  12-month  period  preceding  the date the fee is deducted.

     The fee is automatically  deducted from qualifying  accounts annually on or about the second to last  business day of  September.  This annual fee is waived for any  shareholders  who  elect to  access  their  account  documents  through electronic  document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary  source for their  general  servicing needs. To sign up to access account documents  electronically  via eDocs Direct, please visit the Service  Center on our website at  www.oppenheimerfunds.com  or call 1.888.470.0862 for instructions.

Determination  of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are  determined  as of the close of business of the Exchange on each day that the Exchange is open.  The  calculation is done by dividing  the value of the  Fund's  net  assets  attributable  to a class by the number of shares of that  class  that are  outstanding.  The  Exchange  normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example,  in case  of  weather  emergencies  or on days  falling  before  a U.S.
holiday).  All  references to time in this  Statement of Additional  Information mean "Eastern  time." The Exchange's most recent annual  announcement  (which is subject to change)  states that it will close on New Year's Day,  Martin  Luther
King, Jr. Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence  Day,
Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers  other than  Exchange  members  may  conduct  trading in  municipal securities  on days on which the  Exchange  is closed  (including  weekends  and holidays) or after 4:00 P.M. on a regular  business day.  Because the Fund's net asset values will not be calculated  on those days,  the Fund's net asset values per share may be significantly  affected on such days when  shareholders may not purchase or redeem shares.

     |X|  Securities  Valuation.  The Fund's Board of Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:

o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked"  prices  determined  by a portfolio  pricing service  approved by the Fund's Board of Trustees or obtained by the Manager  from two active  market  makers in the  security on the basis of reasonable inquiry.

o The following  securities are valued at the mean between the "bid" and "asked"
prices  determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active  market makers in the security on the basis of reasonable inquiry:
(1)  debt instruments that have a maturity of more than 397 days when issued,
(2)  debt  instruments  that had a maturity  of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)  non-money  market debt  instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

o The following  securities  are valued at cost,  adjusted for  amortization  of premiums and accretion of discounts:
(1)  money  market debt  securities  held by a non-money  market fund that had a maturity of less than 397 days when  issued that have a remaining  maturity of 60 days or less, and
(2)  debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o Securities  (including  restricted  securities)  not having  readily-available market  quotations  are  valued  at fair  value  determined  under  the  Board's procedures.

     If the  Manager  is unable to locate  two  market  makers  willing  to give quotes,  a  security  may be priced at the mean  between  the "bid" and  "asked"
prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

     In the case of  municipal  securities,  when last sale  information  is not generally available,  the Manager may use pricing services approved by the Board of Trustees.  The pricing service may use "matrix" comparisons to the prices for comparable  instruments  on the  basis of  quality,  yield and  maturity.  Other special  factors may be involved (such as the tax-exempt  status of the interest paid by  municipal  securities).  The Manager  will  monitor the accuracy of the pricing  services.  That  monitoring  may  include  comparing  prices  used  for portfolio valuation to actual sales prices of selected securities.

     Puts,  calls,  futures and  municipal  bond index futures are valued at the last  sale  price on the  principal  exchange  on which  they are  traded  or on
Nasdaq(R), as applicable, as determined by a pricing service approved by the Board of Trustees or by the  Manager.  If there were no sales that day,  they shall be valued at the last sale price on the  preceding  trading day if it is within the spread of the closing "bid" and "asked"  prices on the principal  exchange or on
Nasdaq on the  valuation  date. If not, the value shall be the closing bid price on the principal  exchange or on Nasdaq on the valuation  date. If the put, call or future is not traded on an exchange  or on Nasdaq,  it shall be valued by the mean between  "bid" and "asked"  prices  obtained by the Manager from two active market  makers.  In certain  cases that may be at the "bid"  price if no "asked"
price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information  below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance,  the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check.
This enables the  shareholder  to continue  receiving  dividends on those shares until the  check is  presented  to the Fund.  Checks  may not be  presented  for payment at the offices of the Bank or the Fund's custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund reserves the right to amend,  suspend or  discontinue  offering checkwriting  privileges at any time. The Fund will provide you notice  whenever it is required to do so by applicable law.

     In choosing to take advantage of the Checkwriting privilege, by signing the account  application or by completing a Checkwriting  card,  each individual who signs:

(1)  for individual  accounts,  represents that they are the registered owner(s)
     of the shares of the Fund in that account;

(2)  for accounts for  corporations,  partnerships,  trusts and other  entities, represents  that they are an  officer,  general  partner,  trustee or other fiduciary or agent, as applicable,  duly authorized to act on behalf of the registered owner(s);
(3)  authorizes  the Fund,  its Transfer  Agent and any bank  through  which the
     Fund's  drafts  (checks)  are  payable to pay all checks  drawn on the Fund account of such person(s) and to redeem a sufficient  amount of shares from that account to cover payment of each check;
(4)  specifically  acknowledges  that if they  choose  to  permit  checks  to be honored  if there is a single  signature  on  checks  drawn  against  joint accounts,  or  accounts  for  corporations,  partnerships,  trusts or other entities,  the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that  account  is  registered  in the names of more than one person or more than one  authorized  signature  appears  on the  Checkwriting  card or the application, as applicable;
(5)  understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)  acknowledges  and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of  checkwriting  privileges or for  redeeming  shares  to pay  checks  reasonably  believed  by them to be genuine,  or for returning or not paying checks that have not been accepted for any reason.

Reinvestment  Privilege.  Within six months of a redemption,  a shareholder  may reinvest all or part of the redemption proceeds of:
o    Class A shares  purchased  subject  to an initial  sales  charge or Class A shares on which a contingent deferred sales charge was paid, or
o    Class B shares that were subject to the Class B contingent  deferred  sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment.  This privilege does not apply to Class C shares.  The  Fund  may  amend,  suspend  or cease  offering  this  reinvestment privilege at any time as to shares  redeemed  after the date of such  amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

Payments "In Kind".  The Prospectus  states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the
Board of Trustees of the Fund may determine  that it would be detrimental to the best  interests of the remaining  shareholders  of the Fund to make payment of a redemption  order wholly or partly in cash.  In that case,  the Fund may pay the redemption  proceeds in whole or in part by a  distribution  "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary  redemption  of the shares held in any account if the  aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix.  The Board of Trustees  will not cause the  involuntary  redemption  of shares in an account if the  aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises  this  right,  it may also fix the  requirements  for any notice to be given to the  shareholders  in question  (not less than 30 days).  The Board may alternatively  set  requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be  involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different  registration is not an event that  triggers  the payment of sales  charges.  Therefore,  shares are not subject to the payment of a contingent deferred sales charge of any class at the time of  transfer  to the name of another  person or entity.  It does not matter whether the transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares. When shares  subject to a  contingent  deferred  sales  charge are  transferred,  the transferred shares will remain subject to the contingent  deferred sales charge.
It  will  be  calculated  as if the  transferee  shareholder  had  acquired  the transferred  shares in the same manner and at the same time as the  transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B or Class
C contingent  deferred sales charge will be followed in determining the order in which shares are transferred.

Special  Arrangements  for  Repurchase  of Shares from Dealers and Brokers.  The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers  on behalf of their  customers.  Shareholders  should  contact  their broker or dealer to arrange this type of redemption.  The  repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker.  However, if the Distributor receives a repurchase  order from a dealer or broker  after the close of the  Exchange on a regular  business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally,  the order must have been transmitted to and received by the  Distributor  prior to its close of business  that day (normally
5:00 P.M.).

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal and Exchange  Plans.  Investors  owning shares of the Fund valued at $5,000  or more can  authorize  the  Transfer  Agent to redeem  shares
(having  a  value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the  shareholder for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders of record.  Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class
C shareholders should not establish automatic  withdrawal plans,  because of the potential imposition of the contingent deferred sales charge on such withdrawals
(except  where the  contingent  deferred  sales charge is waived as described in
Appendix C to this Statement of Additional Information).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

     |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   Application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this Statement of Additional Information.

     |X| Automatic  Withdrawal  Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the Plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the
Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the  certificate may be held under the Plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a Plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a
Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a Plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     To use shares held under the Plan as collateral  for a debt, the Planholder may  request  issuance  of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer  Agent will  determine  the number of shares  for which a  certificate  may be issued  without  causing  the withdrawal checks to stop.  However,  should such  uncertificated  shares become exhausted, Plan withdrawals will terminate.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus,  shares of a particular class of Oppenheimer  funds having  more than one class of shares  may be  exchanged  only for shares of the same class of other Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class  without a class  designation  are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes of shares by calling the Distributor.

o    All of the Oppenheimer  funds currently offer Class A, B, C, N and Y shares with the following exceptions:

      The following funds only offer
      Class A shares:
Centennial America Fund, L.P.             Centennial New York Tax Exempt Trust
      Centennial California Tax Exempt     Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust          Oppenheimer Money Market Fund,
                                           Inc.
      Centennial Money Market Trust
                                             Oppenheimer Pennsylvania
            The following funds do not       Municipal Fund
            offer Class N shares:
      Oppenheimer AMT-Free New York
      Municipals
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York           Oppenheimer International Small
      Municipals                              Company Fund
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer Multiple Strategies Fund
      Oppenheimer Cash Reserves               Oppenheimer New Jersey Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Disciplined Allocation Fund Oppenheimer Quest Global Value Fund,
                                              Inc.
      Oppenheimer Developing Markets Fund     Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Gold & Special Minerals     Oppenheimer Senior Floating Rate Fund
      Fund
      Oppenheimer International Bond Fund     Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund   Limited Term New York Municipal Fund

o    Class Y shares of  Oppenheimer  Real  Asset Fund may not be  exchanged  for shares of any other fund.
o    Class B,  Class C and  Class N shares  of  Oppenheimer  Cash  Reserves  are generally available only by exchange from the same class of shares of other
     Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o    Class M shares of Oppenheimer  Convertible Securities Fund may be exchanged only  for  Class A  shares  of  other  Oppenheimer  funds.  They may not be acquired by exchange of shares of any class of any other  Oppenheimer funds except Class A shares of Oppenheimer  Money Market Fund or Oppenheimer Cash
     Reserves acquired by exchange of Class M shares.
o    Class X shares of Limited  Term New York  Municipal  Fund may be  exchanged only for Class B shares of other  Oppenheimer funds and no exchanges may be made to Class X shares.
o    Shares of Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or
     Oppenheimer  Limited-Term  Government  Fund.  Only  participants in certain retirement  plans may purchase shares of Oppenheimer  Capital  Preservation
     Fund, and only those  participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o    Class A shares of Oppenheimer  Senior  Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of
     Oppenheimer Cash Reserves.
o    Shares of Oppenheimer  Select Managers  Mercury Advisors S&P Index Fund
     and Oppenheimer  Select Managers QM Active Balanced Fund are only available to retirement  plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o    Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales  charge may be exchanged  for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o    Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual  funds (other than funds  managed by the
     Manager  or its  subsidiaries)  redeemed  within  the 30 days prior to that purchase  may  subsequently  be exchanged  for shares of other  Oppenheimer funds  without  being  subject to an  initial  sales  charge or  contingent deferred sales charge.  To qualify for that privilege,  the investor or the investor's  dealer  must notify the  Distributor  of  eligibility  for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.  If  requested,  they must supply proof of  entitlement  to this privilege.
o    Shares of the Fund acquired by reinvestment  of dividends or  distributions from any of the other  Oppenheimer  funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     |X| How Exchanges Affect Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A  shares  of any  Oppenheimer  fund  (other  than  Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of Class
A shares of any  Oppenheimer  fund  purchased  subject  to a Class A  contingent deferred sales charge are redeemed  within 18 months measured from the beginning of the calendar month of the initial  purchase of the exchanged  Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of Rochester  National  Municipals and Rochester Fund
Municipals  acquired  by  exchange  of Class A shares  of any  Oppenheimer  fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within 24 months of the beginning of the calendar month of the initial  purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o With  respect to Class B shares,  the Class B contingent  deferred  sales charge is imposed on Class B shares  acquired by  exchange if they are  redeemed within six years of the initial purchase of the exchanged Class B shares.

     o With  respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o With respect to Class N shares,  a 1%  contingent  deferred  sales charge will be imposed if the retirement  plan (not including IRAs and 403(b) plans) is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

     o When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B, Class C or Class N  contingent  deferred  sales charge  will be  followed  in  determining  the  order in which the  shares  are exchanged.  Before exchanging shares,  shareholders should take into account how the  exchange  may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     |X| Limits on Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone or written  exchange  requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50  accounts  per day from  representatives  of  authorized  dealers  that qualify for this privilege.

     |X| Telephone  Exchange  Requests.  When exchanging shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     |X| Processing  Exchange  Requests.  Shares to be exchanged are redeemed on the regular  business day the  Transfer  Agent  receives an exchange  request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are  purchased on the  Redemption  Date,  but such  purchases  may be delayed by either  fund up to  five  business  days  if it  determines  that  it  would  be disadvantaged  by an immediate  transfer of the  redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange  request that may disadvantage it. For example,  if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price  that  might be  disadvantageous  to the  Fund,  the Fund may  refuse  the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder Plan or Automatic  Withdrawal
Plan will be switched to the new fund account unless you tell the Transfer Agent not  to do so.  However,  special  redemption  and  exchange  features  such  as
Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include  shares  subject  to a  restriction  cited  in the  Prospectus  or  this
Statement of Additional Information,  or would include shares covered by a share certificate  that is not  tendered  with the request.  In those cases,  only the shares available for exchange without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

     Dividends and  Distributions.  Dividends  will be payable on shares held of record  at the time of the  previous  determination  of net asset  value,  or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly  purchased  shares  until  such time as  Federal  Funds  (funds credited to a member bank's  account at the Federal  Reserve Bank) are available from the purchase  payment for such shares.  Normally,  purchase checks received from  investors are converted to Federal Funds on the next business day.  Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

     Shares  redeemed  through the  regular  redemption  procedure  will be paid dividends  through  and  including  the day on which the  redemption  request is received by the  Transfer  Agent in proper form.  Dividends  will be declared on shares  repurchased  by a dealer or broker for three business days following the trade  date (that is, up to and  including  the day prior to  settlement  of the repurchase).  If all shares in an account are redeemed, all dividends accrued on shares  of the  same  class  in the  account  will be  paid  together  with  the redemption proceeds.

     The Fund's  practice of  attempting to pay dividends on Class A shares at a constant  level  requires  the Manager to monitor the Fund's  portfolio  and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level  needed to meet the target.  Those  securities  must be within  the  Fund's  investment  parameters,  however.  The Fund  expects to pay dividends  at a  targeted  level  from  its  net  investment  income  and  other distributable income without any impact on the net asset values per share.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     The amount of a  distribution  paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses  borne by the Fund or borne  separately  by a class.  Dividends are calculated  in the same manner,  at the same time and on the same day for shares of each class. However,  dividends on Class B and Class C shares are expected to be lower  than  dividends  on Class A shares.  That is due to the  effect of the asset-based  sales charge on Class B and Class C shares.  Those  dividends  will also  differ in amount as a  consequence  of any  difference  in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The
federal tax treatment of the Fund's  distributions is briefly highlighted in the
Prospectus.   The  following  is  only  a  summary  of  certain  additional  tax considerations generally affecting the Fund and its shareholders.

     The tax  discussion  in the  Prospectus  and this  Statement of  Additional
Information is based on tax law in effect on the date of the Prospectus and this
Statement of Additional  Information.  Those laws and regulations may be changed by legislative,  judicial, or administrative action,  sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated  investment  companies may differ from the  treatment  under the  Internal  Revenue  Code  described  below.  Potential purchasers  of shares of the Fund are urged to consult  their tax advisers  with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

     |X| Qualification as a Regulated  Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.

     If the  Fund  qualifies  as a  "regulated  investment  company"  under  the
Internal  Revenue Code, it will not be liable for federal  income tax on amounts it pays as dividends and other  distributions.  That  qualification  enables the
Fund to "pass  through" its income and realized  capital  gains to  shareholders without having to pay tax on them. The Fund qualified as a regulated  investment company in its last  fiscal  year and  intends to qualify in future  years,  but reserves the right not to qualify.  The Internal  Revenue Code contains a number of complex  tests to determine  whether the Fund  qualifies.  The Fund might not meet those tests in a particular year. If it does not qualify,  the Fund will be treated  for tax  purposes as an ordinary  corporation  and will  receive no tax
deduction   for  payments  of  dividends   and  other   distributions   made  to
shareholders.  In such an instance, all of the Fund's dividends would be taxable to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital loss) and at least 90% of its net  tax-exempt  income for the taxable year.  The
Fund must also satisfy certain other  requirements of the Internal Revenue Code, some of which are  described  below.  Distributions  by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year,  will be considered  distributions  of income and gains for
the  taxable  year  and  will  therefore   count  toward   satisfaction  of  the
above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     |X|  Excise  Tax on  Regulated  Investment  Companies.  Under the  Internal
Revenue  Code,  by December 31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through  October 31 of the current  year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently  anticipated that the Fund will meet  those  requirements.  To meet this  requirement,  in certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     |X| Taxation of Fund  Distributions.  The Fund intends to qualify under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends"
to its shareholders.  To satisfy this qualification,  at the end of each quarter of its  taxable  year,  at least 50% of the  value of the  Fund's  total  assets consists of  obligations  as defined in Section  103(a) of the Internal  Revenue
Code, as amended. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal  securities will be excludable from gross income of shareholders  for federal income tax purposes.  To the extent the Fund fails to  qualify  to pay  exempt-interest  dividends  in any given  form,  such dividends  would be included  in the gross  income of  shareholders  for federal income tax purposes.

     Net investment income includes the allocation of amounts of income from the municipal  securities in the Fund's  portfolio that are free from federal income taxes.  This  allocation  will be made by the use of one  designated  percentage applied  uniformly to all income dividends paid during the Fund's tax year. That designation  will  normally be made  following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income  designated as tax-exempt  may  substantially  differ from the  percentage of the Fund's income that was tax-exempt for a given period.

     A portion of the exempt-interest  dividends paid by the Fund may be an item of tax preference for shareholders  subject to the federal  alternative  minimum tax.  The  amount of any  dividends  attributable  to tax  preference  items for purposes of the alternative  minimum tax will be identified when tax information is distributed by the Fund.

     A shareholder  receiving a dividend from income earned by the Fund from one or more of the following  sources must treat the dividend as ordinary  income in the  computation of the  shareholder's  gross income,  regardless of whether the dividend is reinvested:
(1)  certain  taxable  temporary  investments  (such as certificates of deposit, repurchase  agreements,  commercial  paper  and  obligations  of  the  U.S.
     government, its agencies and instrumentalities);
(2)  income from securities loans;
(3)  income or gains from options or futures,
(4)  any net short-term capital gain; and
(5)  any market discount amortization on tax-exempt bonds.

     The  Fund's  dividends  will  not be  eligible  for the  dividends-received deduction for corporations.  Shareholders  receiving Social Security or railroad retirement benefits should be aware that exempt-interest  dividends are a factor in  determining  whether (and the extent to which) such  benefits are subject to federal income tax.  Losses  realized by  shareholders on the redemption of Fund shares within six months of purchase will be disallowed  for federal  income tax purposes to the extent of exempt-interest dividends received on such shares.

     To the extent that distributions paid by the Fund are derived from interest on New Jersey municipal  securities and obligations of the U.S. Treasury,  those distributions  will  also be  exempt  from New  Jersey  individual  income  tax.
Distributions from the Fund attributable to income from sources other than those will  generally  be  subject  to New Jersey  individual  income tax as  ordinary income.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts. If the net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly  identified in reports sent to  shareholders in January of each year.  Such treatment will apply no matter how long the shareholder has held his or her  shares  or  whether  that gain was  recognized  by the Fund  before  the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The  Fund  will be  required  in  certain  cases to  withhold  30% (29% for payments  after December 31, 2003) of ordinary  income  dividends (not including
"exempt-interest dividends"),  capital gains distributions (including short-term and  long-term)  and the  proceeds  of the  redemption  of  shares,  paid to any shareholder  (1) who has  failed to  provide a correct  taxpayer  identification number or to properly  certify that number when required,  (2) who is subject to backup  withholding  for  failure to report the  receipt of interest or dividend income  properly,  or (3) who  has  failed  to  certify  to the  Fund  that  the shareholder  is not subject to backup  withholding  or is an "exempt  recipient"
(such as a corporation). All income and any tax withheld by the Fund is remitted by the  Fund to the  U.S.  Treasury  and is  identified  in  reports  mailed  to shareholders in January of each year.

|X| Tax Effects of  Redemptions  of Shares.  If a  shareholder  redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

|X| Foreign Shareholders. Under U.S. tax law, taxation of a shareholder who is a foreign person (to include,  but not limited to, a nonresident alien individual, a  foreign  trust,  a  foreign  estate,  a  foreign  corporation,  or a  foreign partnership)  primarily  depends on whether the foreign person's income from the
Fund is  effectively  connected  with the conduct of a U.S.  trade or  business.
Typically,   ordinary  income  dividends  paid  (not  including  exempt-interest dividends paid by the Fund) from a mutual fund are not  considered  "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
All income and any tax  withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports  mailed to  shareholders  in March of each year.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

     If the foreign person fails to provide a  certification  of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments  after December 31, 2003) on ordinary  income  dividends (not including
"exempt-interest dividends"),  capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares, paid to any foreign person.  All  income and any tax  withheld  (in this  situation)  by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

Dividend  Reinvestment  in Another Fund.  Shareholders  of the Fund may elect to reinvest all dividends and/or capital gains  distributions in shares of the same class of any of the other Oppenheimer  funds listed above.  Reinvestment will be made  without  sales  charge at the net  asset  value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves)
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through dealers,  brokers and other financial  institutions  that  have  a  sales  agreement  with  OppenheimerFunds
Distributor,  Inc.  a  subsidiary  of  the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent, is a
division  of  the  Manager.   It  is  responsible  for  maintaining  the  Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank.  Citibank,  N.A. is the custodian of the Fund's assets.  The custodian's  responsibilities  include  safeguarding  and controlling the Fund's portfolio  securities  and handling the delivery of such  securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the custodian in excess of
$100,000  are not  protected  by  federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

Independent  Auditors.  KPMG llp are the independent  auditors of the Fund. They audit the Fund's financial  statements and perform other related audit services.
They also act as auditors for certain other funds advised by the Manager and its affiliates.

OPPENHEIMER NEW JERSEY MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and  Shareholders  of  Oppenheimer  Multi-State  Municipal
Trust:

     We have  audited  the  accompanying  statement  of assets  and  liabilities including the statement of investments of Oppenheimer New Jersey Municipal Fund,
(one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust)
as of July 31, 2003, and the related  statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,  and the  financial  highlights  for each of the five years in the period then ended.  These  financial  statements and financial highlights are the responsibility of the Fund's  management.  Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by  correspondence  with the custodian and brokers or by other appropriate  auditing  procedures where replies from brokers were not received.  An audit also includes  assessing the accounting  principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer  New Jersey  Municipal  Fund as of July 31, 2003, the results of its operations  and its cash flows for the year then  ended,  the changes in its net assets for each of the two years in the period  then  ended,  and the  financial highlights  for each of the five years in the period then ended,  in  conformity with accounting principles generally accepted in the United States of America.

      /s/KPMG LLP
      --------------------
       KPMG LLP

       Denver, Colorado
       August 21, 2003

      OPPENHEIMER NEW JERSEY MUNICIPAL FUND

      STATEMENT OF INVESTMENTS July 31, 2003

      Principal
      Market Value

      Amount
      Coupon        Maturity     See Note 1
      ------------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------
      Municipal Bonds and Notes--105.7%
      ------------------------------------------------------------------------------------------------------------------
      New Jersey--90.1%
      $   600,000   Camden County
      Improvement Authority
                    (Cooper Health
      System)
      6.000%     02/15/2027   $    619,770
      ------------------------------------------------------------------------------------------------------------------
           45,000   Essex County Improvement
      Authority
      5.500      12/01/2020         46,341
      ------------------------------------------------------------------------------------------------------------------
           20,000   Gloucester County
      Improvement Authority
                    (Governmental Leasing
      Program)
      5.900      04/01/2007         20,374
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   Higher Education Student
      Assistance Authority
                    Student
      Loan
      6.000      06/01/2015      1,080,610
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   Hudson County Solid
      Waste Improvement
      Authority                 6.000
      01/01/2029        935,090
      ------------------------------------------------------------------------------------------------------------------
           10,000   Hudson Improvement
      Authority
      6.625      08/01/2025         10,325
      ------------------------------------------------------------------------------------------------------------------
           20,000   Middletown Township Hsg.
      Authority (Alice V. Tomaso)
      6.000      02/01/2016         20,147
      ------------------------------------------------------------------------------------------------------------------
           25,000   New Brunswick Parking
      Authority
      5.400      09/01/2015         25,592
      ------------------------------------------------------------------------------------------------------------------
          135,000   NJ EDA (American
      Airlines)
                         7.100
      11/01/2031         71,550
      ------------------------------------------------------------------------------------------------------------------
        1,250,000   NJ EDA (Bristol
      Glen)
      5.750      07/01/2029      1,135,350
      ------------------------------------------------------------------------------------------------------------------
          100,000   NJ EDA (Cadbury at
      Cherry
      Hill)
      5.500      07/01/2018        100,881
      ------------------------------------------------------------------------------------------------------------------
        5,985,000   NJ EDA (Continental
      Airlines)
      6.250      09/15/2019      5,083,120
      ------------------------------------------------------------------------------------------------------------------
           85,000   NJ EDA (Continental
      Airlines)
      6.250      09/15/2029         71,540
      ------------------------------------------------------------------------------------------------------------------
        1,230,000   NJ EDA (Continental
      Airlines)
      6.400      09/15/2023      1,060,875
      ------------------------------------------------------------------------------------------------------------------
        3,500,000   NJ EDA (Continental
      Airlines)
      9.000      06/01/2033      3,631,180
      ------------------------------------------------------------------------------------------------------------------
          100,000   NJ EDA (Courthouse
      Convalescent
      Center)
      8.700      02/01/2014        100,726
      ------------------------------------------------------------------------------------------------------------------
        2,500,000   NJ EDA (Fairleigh
      Dickinson University), Series
      D               5.250
      07/01/2032      2,432,825
      ------------------------------------------------------------------------------------------------------------------
       15,000,000   NJ EDA (Fairleigh
      Dickinson University), Series
      D               6.000
      07/01/2025     15,099,300
      ------------------------------------------------------------------------------------------------------------------
           50,000   NJ EDA (Hackensack Water
      Company)
      5.800      03/01/2024         51,940
      ------------------------------------------------------------------------------------------------------------------
           25,000   NJ EDA (Hackensack Water
      Company)
      5.900      03/01/2024         25,642
      ------------------------------------------------------------------------------------------------------------------
        2,500,000   NJ EDA (Kaplowski Road
      Landfill)
      6.500      04/01/2031      2,706,700
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   NJ EDA (Masonic Charity
      Foundation of
      NJ)                       5.500
      06/01/2031      1,019,320
      ------------------------------------------------------------------------------------------------------------------
          750,000   NJ EDA (Masonic Charity
      Foundation of
      NJ)                       6.000
      06/01/2025        809,760
      ------------------------------------------------------------------------------------------------------------------
           30,000   NJ EDA (NJ American
      Water
      Company)
      5.350      06/01/2023         30,487
      ------------------------------------------------------------------------------------------------------------------
           10,000   NJ EDA (NJ American
      Water
      Company)
      5.500      06/01/2023         10,097
      ------------------------------------------------------------------------------------------------------------------
           15,000   NJ EDA (NJ American
      Water
      Company)
      6.000      05/01/2036         15,711
      ------------------------------------------------------------------------------------------------------------------
          500,000   NJ EDA (NJ American
      Water
      Company)
      6.875      11/01/2034        539,350
      ------------------------------------------------------------------------------------------------------------------
          915,000   NJ EDA (Nui
      Corp.)

      5.250      11/01/2033        867,850
      ------------------------------------------------------------------------------------------------------------------
           10,000   NJ EDA (Public Schools
      Small Project Loan Program)
                 5.350
      08/15/2010         10,232
      ------------------------------------------------------------------------------------------------------------------
          585,000   NJ EDA (Public Service
      Electric &
      Gas)
      6.400      05/01/2032        615,344
      ------------------------------------------------------------------------------------------------------------------
        4,335,000   NJ EDA (RWJ Hospital/CCC/
                    RWJ Health Care Corp.
      Obligated
      Group)
      6.500      07/01/2024      4,594,276
      ------------------------------------------------------------------------------------------------------------------
          205,000   NJ EDA (Seniorcare of
      Hamilton)
      8.350      11/01/2030        206,265
      ------------------------------------------------------------------------------------------------------------------
        1,500,000   NJ EDA (St. Francis Life
      Care Corp.)
      5.600      10/01/2012      1,425,780
      ------------------------------------------------------------------------------------------------------------------
        2,000,000   NJ EDA (St. Francis Life
      Care Corp.)
      5.750      10/01/2023      1,708,820
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   NJ EDA (United Methodist
      Homes of NJ)
      5.125      07/01/2025        832,830
      ------------------------------------------------------------------------------------------------------------------
           15,000   NJ EDA Economic
      Recovery, Series
      A
      6.000      03/15/2021         15,242
      ------------------------------------------------------------------------------------------------------------------
           25,000   NJ EDA Economic
      Recovery, Series
      A
      6.000      03/15/2021         25,404
      ------------------------------------------------------------------------------------------------------------------
        2,000,000   NJ EDA Retirement
      Community (Cedar Crest
      Village)               7.250
      11/15/2021      2,048,500
      ------------------------------------------------------------------------------------------------------------------
        2,100,000   NJ EDA Retirement
      Community (Seabrook
      Village)                  8.000
      11/15/2015      2,184,399
      ------------------------------------------------------------------------------------------------------------------
        1,460,000   NJ EFA (Bloomfield
      College)
                           6.850
      07/01/2030      1,523,919
      ------------------------------------------------------------------------------------------------------------------
          770,000   NJ EFA (Fairleigh
      Dickinson University), Series
      C               6.625
      07/01/2023        788,010

      Principal
      Market Value

      Amount
      Coupon        Maturity     See Note 1
      ------------------------------------------------------------------------------------------------------------------

      New Jersey Continued
      $ 1,290,000   NJ EFA (Fairleigh
      Dickinson University), Series
      G               5.700%
      07/01/2028   $  1,241,019
      ------------------------------------------------------------------------------------------------------------------
           10,000   NJ EFA (Monmouth
      University)

      5.625      07/01/2013         10,170
      ------------------------------------------------------------------------------------------------------------------
        2,000,000   NJ EFA (Monmouth
      University)
          5.800      07/01/2022
      2,064,360
      ------------------------------------------------------------------------------------------------------------------
            5,000   NJ EFA (Richard Stockton
      State College)
      5.350      07/01/2023          5,081
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   NJ EFA (Rider
      University)
      5.000      07/01/2017      1,009,630
      ------------------------------------------------------------------------------------------------------------------
          100,000   NJ EFA (University of
      Medicine and
      Dentistry)
      5.250      12/01/2025        100,608
      ------------------------------------------------------------------------------------------------------------------
           10,000   NJ Health Care
      Facilities Financing Authority
                    (Allegany Health System
      Obligated
      Group)
      5.200      07/01/2018         10,235
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   NJ Health Care
      Facilities Financing Authority
                    (Atlantic City Medical
      Center)
      5.750      07/01/2025      1,022,680
      ------------------------------------------------------------------------------------------------------------------
           10,000   NJ Health Care
      Facilities Financing Authority
                    (Burdette Tomlin
      Memorial Hospital)
                                  6.500
      07/01/2012         10,247
      ------------------------------------------------------------------------------------------------------------------
        2,070,000   NJ Health Care
      Facilities Financing Authority
                    (Columbus
      Hospital)
      7.500      07/01/2021      1,749,295
      ------------------------------------------------------------------------------------------------------------------
        2,000,000   NJ Health Care
      Facilities Financing Authority
                    (Englewood Hospital &
      Medical Center) RITES
      a                  17.236 f
      08/01/2025      2,094,400
      ------------------------------------------------------------------------------------------------------------------
            5,000   NJ Health Care
      Facilities Financing Authority
                    (JFK Medical
      Center)
      5.500      07/01/2023          5,111
      ------------------------------------------------------------------------------------------------------------------
          125,000   NJ Health Care
      Facilities Financing Authority
                    (JFK Medical
      Center)
      5.500      07/01/2023        127,771
      ------------------------------------------------------------------------------------------------------------------
          105,000   NJ Health Care
      Facilities Financing Authority
                    (Mercer Medical
      Center)
      6.500      07/01/2021        108,349
      ------------------------------------------------------------------------------------------------------------------
            5,000   NJ Health Care
      Facilities Financing Authority
                    (Mountainside
      Hospital)
      5.500      07/01/2014          5,113
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   NJ Health Care
      Facilities Financing Authority
                    (Robert Wood Johnson
      University Hospital)
                5.750      07/01/2025
      1,041,870
      ------------------------------------------------------------------------------------------------------------------
          750,000   NJ Health Care
      Facilities Financing Authority
                    (St. Joseph's Hospital &
      Medical Center)
      6.000      07/01/2026        813,300
      ------------------------------------------------------------------------------------------------------------------
           50,000   NJ Health Care
      Facilities Financing Authority
                    (Underwood Memorial
      Hospital)
      5.700      07/01/2023         51,127
      ------------------------------------------------------------------------------------------------------------------
           20,000   NJ HFA

      5.375      11/01/2008         20,025
      ------------------------------------------------------------------------------------------------------------------
           10,000   NJ
      HFA
                                5.700
      11/01/2005         10,004
      ------------------------------------------------------------------------------------------------------------------
           20,000   NJ Highway Authority
      (Garden State
      Parkway)
      5.500      01/01/2016         20,036
      ------------------------------------------------------------------------------------------------------------------
           75,000   NJ Hsg. & Mortgage
      Finance Agency (Presidential
      Plaza)          6.950
      05/01/2013         75,356
      ------------------------------------------------------------------------------------------------------------------
          325,000   NJ Hsg. & Mortgage
      Finance Agency (Presidential
      Plaza)          7.000
      05/01/2030        328,331
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   NJ Hsg. & Mortgage
      Finance Agency, Series
      A                     6.250
      05/01/2028      1,035,520
      ------------------------------------------------------------------------------------------------------------------
          125,000   NJ Hsg. & Mortgage
      Finance Agency, Series
      E1                    5.750
      05/01/2025        128,954
      ------------------------------------------------------------------------------------------------------------------
            5,000   NJ Hsg. & Mortgage
      Finance Agency, Series
      J                     5.800
      11/01/2018          5,000
      ------------------------------------------------------------------------------------------------------------------
          305,000   NJ Hsg. & Mortgage
      Finance Agency, Series
      J                     6.200
      10/01/2025        310,911
      ------------------------------------------------------------------------------------------------------------------
            5,000   NJ Hsg. & Mortgage
      Finance Agency, Series
      M                     6.700
      04/01/2021          5,037
      ------------------------------------------------------------------------------------------------------------------
        1,100,000   NJ Hsg. & Mortgage
      Finance Agency, Series
      U                     5.750
      04/01/2018      1,133,231
      ------------------------------------------------------------------------------------------------------------------
           65,000   NJ Sports & Exposition
      Authority
                    (Convention Center
      Luxury Tax), Series
      A                        5.500
      07/01/2022         65,809
      ------------------------------------------------------------------------------------------------------------------
           45,000   NJ State Turnpike
      Authority, Series
      A                           6.750
      01/01/2008         45,065
      ------------------------------------------------------------------------------------------------------------------
       10,275,000   NJ Tobacco Settlement
      Financing Corp. (TASC)
                       5.750
      06/01/2032      8,820,574
      ------------------------------------------------------------------------------------------------------------------
        5,500,000   NJ Tobacco Settlement
      Financing Corp.
      (TASC)                    6.000
      06/01/2037      4,406,600
      ------------------------------------------------------------------------------------------------------------------
        6,500,000   NJ Tobacco Settlement
      Financing Corp.
      (TASC)                    6.125
      06/01/2042      5,217,225
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   NJ Tobacco Settlement
      Financing Corp.
      (TASC)                    6.250
      06/01/2043        817,220

      STATEMENT OF INVESTMENTS  Continued

      Principal
      Market Value

      Amount
      Coupon        Maturity     See Note 1
      ------------------------------------------------------------------------------------------------------------------

      New Jersey Continued
      $    75,000   NJ Tobacco Settlement
      Financing Corp.
      (TASC)                    6.375%
      06/01/2032   $     65,601
      ------------------------------------------------------------------------------------------------------------------
        2,000,000   NJ Tobacco Settlement
      Financing Corp. (TASC)
                 6.750      06/01/2039
      1,772,700
      ------------------------------------------------------------------------------------------------------------------
       10,000,000   NJ Tobacco Settlement
      Financing Corp. RITES
      a                  10.190 f
      06/01/2042      6,053,100
      ------------------------------------------------------------------------------------------------------------------
        2,500,000   NJ Transit Corp. ROLs,
      Series 15
      a                             11.290
      f    09/15/2014      3,326,700
      ------------------------------------------------------------------------------------------------------------------
        5,055,000   Port Authority NY/NJ
      (Delta Air
      Lines)
      6.950      06/01/2008      5,091,244
      ------------------------------------------------------------------------------------------------------------------
        2,500,000   Port Authority NY/NJ
      (KIAC)
      6.750      10/01/2011      2,612,400
      ------------------------------------------------------------------------------------------------------------------
          955,000   Port Authority NY/NJ
      (KIAC)
      6.750      10/01/2019        976,965
      ------------------------------------------------------------------------------------------------------------------
        2,305,000   Port Authority NY/NJ
      238th Series ROLs
      a,w                     18.300 f
      12/15/2032      2,270,241
      ------------------------------------------------------------------------------------------------------------------
          200,000   Port Authority NY/NJ,
      94th
      Series
      6.000      12/01/2014        212,346
      ------------------------------------------------------------------------------------------------------------------
           20,000   Riverside Township
      GO
      5.450      12/01/2010         20,099
      ------------------------------------------------------------------------------------------------------------------
          240,000   Salem County Industrial
      Pollution Control
                    Financing Authority
      (Public Service Electric &
      Gas)             5.550
      11/01/2033        245,906
      ------------------------------------------------------------------------------------------------------------------
          185,000   Salem County Industrial
      Pollution Control
                    Financing Authority
      (Public Service Electric &
      Gas)             5.700
      05/01/2028        189,170
      ------------------------------------------------------------------------------------------------------------------
           75,000   Salem County Industrial
      Pollution Control
                    Financing Authority
      (Public Service Electric &
      Gas)             6.250
      06/01/2031         79,088
      ------------------------------------------------------------------------------------------------------------------
           75,000   Salem County Pollution
      Control Financing
                    Authority (E.I. Dupont
      De
      Nemours)
      6.125      07/15/2022         75,830
      ------------------------------------------------------------------------------------------------------------------
          180,000   Salem County Pollution
      Control Financing
                    Authority (E.I. Dupont
      De
      Nemours)
      6.500      11/15/2021        180,929
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   Salem County Pollution
      Control Financing
                    Authority (Public
      Service Electric &
      Gas)                       5.750
      04/01/2031        968,320
      ------------------------------------------------------------------------------------------------------------------
           15,000   Scotch Plains Township
      Senior Citizens Hsg.
      Corp.               5.750
      09/01/2023         15,132
      ------------------------------------------------------------------------------------------------------------------
        1,500,000   South Jersey Port
      Corp.
      5.200      01/01/2023      1,463,940
      ------------------------------------------------------------------------------------------------------------------
          750,000   South Jersey Port
      Corp.
      5.250      01/01/2024        736,605
      ------------------------------------------------------------------------------------------------------------------
           50,000   South Jersey Transit
      Authority (The Raytheon
      Company)           6.150
      01/01/2022         49,213
      ------------------------------------------------------------------------------------------------------------------
           35,000   Union County Utilities
      Authority
                    (Ogden Martin Systems of
      Union)
      5.350      06/01/2023         34,782
      ------------------------------------------------------------------------------------------------------------------
           50,000   Warren County Municipal
      Utilities
      Authority
      5.300      12/01/2016         51,005

                ------------

      114,008,054

      ------------------------------------------------------------------------------------------------------------------
      U.S. Possessions--15.6%
          100,000   Guam Airport Authority,
      Series
      A
      6.500      10/01/2023        102,167
      ------------------------------------------------------------------------------------------------------------------
           30,000   Guam Airport Authority,
      Series
      B
      6.700      10/01/2023         30,710
      ------------------------------------------------------------------------------------------------------------------
        1,475,000   Northern Mariana
      Islands, Series
      A
      6.250      03/15/2028      1,488,821
      ------------------------------------------------------------------------------------------------------------------
          100,000   Puerto Rico ITEMECF (Ana
      G. Mendez University)
      5.375      02/01/2019        100,367
      ------------------------------------------------------------------------------------------------------------------
          965,000   Puerto Rico ITEMECF
      (Congeneration
      Facilities)
      6.625      06/01/2026        999,595
      ------------------------------------------------------------------------------------------------------------------
          365,000   Puerto Rico ITEMECF
                    (Polytechnic University
      of Puerto Rico)
          6.500      08/01/2024
      392,120
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   Puerto Rico Municipal
      Finance Agency RITES
      a                   10.280 f
      08/01/2015      1,276,140
      ------------------------------------------------------------------------------------------------------------------
        6,400,000   Puerto Rico Port
      Authority (American Airlines), Series
      A        6.250      06/01/2026
      3,456,064
      ------------------------------------------------------------------------------------------------------------------
          110,000   Puerto Rico Port
      Authority (American Airlines), Series
      A        6.300      06/01/2023
      59,399
      ------------------------------------------------------------------------------------------------------------------
           15,000   Puerto Rico Port
      Authority, Series
      D
      6.000      07/01/2021         15,362
      ------------------------------------------------------------------------------------------------------------------
          620,000   University of V.I. ,
      Series
      A
      5.750      12/01/2013        661,993
      ------------------------------------------------------------------------------------------------------------------
        1,000,000   University of V.I. ,
      Series
      A
      6.000      12/01/2024      1,038,050
      ------------------------------------------------------------------------------------------------------------------
          105,000   V.I. Hsg. Finance
      Authority, Series
      A                           6.500
      03/01/2025        106,899
      ------------------------------------------------------------------------------------------------------------------
        5,000,000   V.I. Public Finance
      Authority (Hovensa
      Coker)                   6.500
      07/01/2021      5,011,850
      ------------------------------------------------------------------------------------------------------------------
           40,000   V.I. Public Finance
      Authority, Series
      A                         6.125
      10/01/2029         41,623

      Principal
      Market Value

      Amount
       Coupon        Maturity     See Note 1
      ------------------------------------------------------------------------------------------------------------------

      U.S. Possessions Continued
      $ 1,515,000   V.I. Public Finance
      Authority, Series
      A                         6.375%
      10/01/2019   $  1,686,937
      ------------------------------------------------------------------------------------------------------------------
          300,000   V.I. Public Finance
      Authority, Series
      E                         5.875
      10/01/2018        303,729
      ------------------------------------------------------------------------------------------------------------------
        2,500,000   V.I. Public Finance
      Authority, Series
      E                         6.000
      10/01/2022      2,516,375
      ------------------------------------------------------------------------------------------------------------------
          290,000   V.I. Water & Power
      Authority
                      5.300
      07/01/2018        286,952
      ------------------------------------------------------------------------------------------------------------------
          175,000   V.I. Water & Power
      Authority
      5.300      07/01/2021        168,852

      ------------

      19,744,005

      ------------------------------------------------------------------------------------------------------------------
       Total Investments, at Value (Cost
      $139,097,307)--105.7%
      133,752,059
      ------------------------------------------------------------------------------------------------------------------
       Liabilities in Excess of Other
      Assets--(5.7)
      (7,231,720)

      ------------
       Net
      Assets--100.0%
      $126,520,339

      ============

      Footnotes to Statement of Investments
      a. Identifies issues considered to be
      illiquid. See Note 5 of Notes to
      Financial
      Statements.
      f. Represents the current interest
      rate for a variable rate bond known as
      an
      "inverse floater". See Note 1 of Notes
      to Financial Statements.
      w. When-issued security to be
      delivered and settled after July 31,
      2003. See
      Note 1 of Notes to Financial
      Statements.

      To simplify the listings of
      securities, abbreviations are used per
      the table
      below:
      CCC     Continuing Care
      Center                JFK   John
      Fitzgerald Kennedy
      EDA     Economic Development
      Authority        NY/NJ New York/New
      Jersey
      EFA     Educational Facilities
      Authority      RITES Residual Interest
      Tax
      GO      General Obligation
                              Exempt Security
      HFA     Housing Finance
      Agency                ROLs  Residual
      Option Longs
      ITEMECF Industrial, Tourist,
      Educational,     RWJ   Robert Wood
      Johnson
              Medical and Environmental
      Community   TASC  Tobacco Settlement

      Facilities
      Asset-Backed Bonds

      V.I.  United States Virgin Islands

      --------------------------------------------------------------------------------
       Industry Concentrations  July 31, 2003

      Distribution of investments by
      industry of issue, as a percentage of
      total
      investments at value, is as follows:

      Industry
      Market Value    Percent
      -----------------------------------------------------------------------------
       Tobacco
      Settlements
      $ 27,153,020       20.3%
       Higher
      Education
      26,467,452       19.8

      Airlines
      18,524,972       13.9
       Hospital/Health
      Care
      12,354,425        9.2
       Adult Living
      Facilities
      11,471,750        8.6
       Pollution
      Control
      7,366,437        5.5
       Marine/Aviation
      Facilities
      6,369,405        4.8
       Electric
      Utilities
      5,079,546        3.8
       Sales Tax
      Revenue
      4,548,664        3.4
       Municipal
      Leases
         3,387,720        2.5
       Special
      Tax
      2,706,700        2.0
       Multifamily
      Housing
      1,638,469        1.2
       Single Family
      Housing
      1,556,078        1.2
       General
      Obligation
      1,352,905        1.0
       Student
      Loans
      1,080,610        0.8
       Resource
      Recovery
      935,090        0.7
       Gas Utilities

      867,850        0.7
       Water
      Utilities
      673,227        0.5

      STATEMENT OF INVESTMENTS  Continued

      --------------------------------------------------------------------------------
       Industry Concentrations  July 31,
      2003 / Continued

      Industry
      Market Value    Percent
      -----------------------------------------------------------------------------
       Sports Facility
      Revenue
      $     65,809        0.1%

      Highways/Railways
      65,101         --
       Sewer
      Utilities
      51,005         --
       Parking Fee
      Revenue
      25,592         --
       Education

      10,232         --

      -------------------------

      Total
      $133,752,059      100.0%

                 =========================
      --------------------------------------------------------------------------------
       Summary of Ratings  July 31, 2003 /
      Unaudited
      --------------------------------------------------------------------------------
      Distribution of investments by rating
      category, as a percentage of total
      investments at value, is as follows:

      Ratings
      Percent
      ----------------------------------------------------------------------------

      AAA
      15.8%

      AA
      1.2

      A
      40.5
       BBB

      19.5

      BB
      3.8

      B
      7.4

      CCC
             4.0

      CC
      0.0

      C
      0.0

      D
      0.0
       Not Rated

      7.8

      ------

      100.0%

                          ======

     Bonds rated by any nationally  recognized  statistical rating  organization are included in the equivalent  Standard & Poor's rating category.  As a general matter,  unrated bonds may be backed by mortgage liens or equipment liens on the underlying  property,  and also may be  guaranteed.  Bonds which are backed by a letter of credit or by other financial  institutions or agencies may be assigned an  investment-grade  rating by the Manager,  which  reflects the quality of the guarantor,  institution  or agency.  Unrated bonds may also be assigned a rating
when  the  issuer  has  rated   bonds   outstanding   with   comparable   credit
characteristics,  or when,  in the  opinion  of the  Manager,  the  bond  itself possesses credit  characteristics  which allow for rating.  The unrated bonds in the portfolio  are  predominantly  smaller  issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated  investment  grade by the  Manager  are  included  in the "Not Rated"
category.

      See accompanying Notes to Financial
      Statements.

      STATEMENT OF ASSETS AND LIABILITIES
      July 31, 2003

       Assets

       Investments, at value (cost
      $139,097,307)--see accompanying
      statement           $ 133,752,059
      ------------------------------------------------------------------------------------------------

      Cash
      74,713
      ------------------------------------------------------------------------------------------------
       Receivables and other assets:
       Investments
      sold
      9,369,684

      Interest
      1,958,653
       Shares of beneficial interest
      sold

      629,737

      Other
      1,479

      ---------------
       Total
      assets
      145,786,325

      ------------------------------------------------------------------------------------------------
       Liabilities

       Payables and other liabilities:
       Investments purchased (including
      $2,395,800 purchased on a when-issued
      basis)      11,967,381
       Notes payable to bank (interest rate
      1.75% at July 31,
      2003)                        6,000,000
       Shares of beneficial interest
      redeemed
      1,047,651

      Dividends
      151,685
       Shareholder
      reports
      44,218
       Distribution and service plan
      fees
                              16,004
       Trustees'
      compensation
      15,564
       Transfer and shareholder servicing
      agent
      fees
      6,979
       Other

      16,504

      ---------------
       Total
      liabilities
      19,265,986

      ------------------------------------------------------------------------------------------------
       Net
      Assets
      $ 126,520,339

                    ===============

      ------------------------------------------------------------------------------------------------
       Composition of Net Assets

       Paid-in
      capital
      $ 135,630,907
      ------------------------------------------------------------------------------------------------
       Undistributed net investment
      income
      711,260
      ------------------------------------------------------------------------------------------------
       Accumulated net realized loss on
      investment
      transactions
      (4,476,580)
      ------------------------------------------------------------------------------------------------
       Net unrealized depreciation on
      investments
      (5,345,248)

      ---------------
       Net
      Assets
      $ 126,520,339

      ===============

      STATEMENT OF ASSETS AND LIABILITIES
      Continued
      -----------------------------------------------------------------------------------------------------------------

       Net Asset Value Per Share

       Class A Shares:
       Net asset value and redemption price
      per share (based on net assets of
       $61,824,632 and 5,884,588 shares of
      beneficial interest
      outstanding)
      $10.51
       Maximum offering price per share (net
      asset value plus sales charge of 4.75%
      of offering price)         $11.03
      -----------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price
      (excludes applicable contingent
      deferred
       sales charge) and offering price per
      share (based on net assets of
      $46,911,928
       and 4,460,277 shares of beneficial
      interest
      outstanding)
      $10.52
      -----------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price
      (excludes applicable contingent
      deferred
       sales charge) and offering price per
      share (based on net assets of
      $17,783,779
       and 1,691,563 shares of beneficial
      interest
      outstanding)
      $10.51

       See accompanying Notes to Financial
      Statements.

      STATEMENT OF OPERATIONS  For the Year
      Ended July 31, 2003

      ----------------------------------------------------------------------------
       Investment Income

      Interest
      $  8,239,455

      ----------------------------------------------------------------------------
       Expenses

       Management
      fees
      700,465
      ----------------------------------------------------------------------------
       Distribution and service plan fees:
       Class
      A
      78,410
       Class
      B
      406,958
       Class
      C
      150,803
      ----------------------------------------------------------------------------
       Transfer and shareholder servicing
      agent fees:
       Class
      A
      35,242
       Class
      B
      26,860
       Class
      C
      10,180
      ----------------------------------------------------------------------------
       Interest
      expense
      119,128
      ----------------------------------------------------------------------------
       Shareholder
      reports
      85,761
      ----------------------------------------------------------------------------
       Custodian fees and
      expenses
                      7,577
      ----------------------------------------------------------------------------
       Trustees'
      compensation
      3,235
      ----------------------------------------------------------------------------

      Other
      37,492

      --------------
       Total
      expenses
      1,662,111
       Less reduction to custodian
      expenses
      (1,129)
       Less reimbursement of management
      fees
      (233,490)

      --------------
       Net
      expenses
          1,427,492

      ----------------------------------------------------------------------------
       Net Investment
      Income
      6,811,963

      ----------------------------------------------------------------------------
       Realized and Unrealized Gain (Loss)

       Net realized gain on
      investments
      5,404,061
      ----------------------------------------------------------------------------
       Net change in unrealized depreciation
      on investments          (11,332,800)

      ----------------------------------------------------------------------------
       Net Increase in Net Assets Resulting
      from Operations         $    883,224

      ==============

       See accompanying Notes to Financial
      Statements.

      STATEMENTS OF CHANGES IN NET ASSETS

       Year Ended July
      31,
      2003          2002

      Operations

       Net investment
      income
      $  6,811,963   $  4,204,020
      -------------------------------------------------------------------------------------
       Net realized gain
      (loss)
      5,404,061       (824,243)
      -------------------------------------------------------------------------------------
       Net change in unrealized appreciation
      (depreciation)    (11,332,800)
      1,576,648

      -----------------------------
       Net increase in net assets resulting
      from operations        883,224
      4,956,425

      -------------------------------------------------------------------------------------
       Dividends and/or Distributions to
      Shareholders

       Dividends from net investment income:
       Class
      A
      (3,131,845)    (2,023,988)
       Class B

      (2,226,464)    (1,645,824)
       Class
      C
      (828,541)      (388,173)

      -------------------------------------------------------------------------------------
       Beneficial Interest Transactions

       Net increase in net assets resulting
      from
       beneficial interest transactions:
       Class
      A
      17,051,804      7,709,022
       Class
      B
      5,059,679      4,357,265
       Class
      C
      5,855,389      3,921,841

      -------------------------------------------------------------------------------------
       Net Assets

       Total
      increase
       22,663,246     16,886,568
      -------------------------------------------------------------------------------------
       Beginning of
      period
      103,857,093     86,970,525

      -----------------------------
       End of period [including
      undistributed net investment
       income of $711,260 and $86,147,
      respectively]          $126,520,339
      $103,857,093

      =============================

       See accompanying Notes to Financial
      Statements.

      STATEMENT OF CASH FLOWS  For the Year
      Ended July 31, 2003

      --------------------------------------------------------------------------------
       Cash Flows from Operating Activities

       Net increase in net assets from
      operations                      $
      883,224
      --------------------------------------------------------------------------------
       Adjustments to reconcile net decrease
      in net assets from operations
       to net cash used in operating
      activities:
       Purchase of investment
      securities
      (149,259,807)
       Proceeds from disposition of
      investment securities
      112,798,124
       Increase in interest
      receivable
      (656,040)
       Increase in receivable for securities
      sold
      (5,283,001)
       Increase in other
      assets
      (417,566)
       Increase in payable for securities
      purchased
      6,075,362
       Increase in accrued
      expenses
                             893,437

      Amortization
      118,890
       Realized gain on
      securities
      (5,404,061)
       Unrealized depreciation on
      securities
        11,332,800

      ---------------
       Net cash used in operating
      activities
      (28,918,638)

      --------------------------------------------------------------------------------
       Cash Flows from Financing Activities

       Proceeds from issuance of
      debt
      90,200,000
       Payments on outstanding
      debt
      (84,200,000)
       Proceeds from shares
      sold
                50,904,080
       Payment on shares
      redeemed
      (26,525,923)
       Cash distributions
      paid
      (2,598,135)

      -------------
       Net cash provided by financing
      activities
      27,780,022
      --------------------------------------------------------------------------------
       Net decrease in
      cash
      (1,138,616)
      --------------------------------------------------------------------------------
       Cash, beginning
      balance
      1,213,329

      ---------------

       Cash, ending balance

      $      74,713

      ===============

       See accompanying Notes to Financial
      Statements.

      FINANCIAL HIGHLIGHTS

       Class A         Year Ended July
      31,              2003
      2002         2001
      2000         1999
      ----------------------------------------------------------------------------------------------------------------

       Per Share Operating Data

       Net asset value, beginning of
      period           $10.99
      $10.89       $10.36
      $11.21       $11.58
      ----------------------------------------------------------------------------------------------------------------
       Income (loss) from investment
      operations:
       Net investment
      income
      .67           .53
      .55            .53          .55
       Net realized and unrealized gain
      (loss)          (.52)
      .08          .51           (.82)
           (.36)

      ----------------------------------------------------------------
       Total from investment
      operations
      .15           .61
      1.06           (.29)         .19
      ----------------------------------------------------------------------------------------------------------------
       Dividends and/or distributions to
      shareholders:
       Dividends from net investment
      income             (.63)
      (.51)        (.53)
      (.55)        (.55)
       Distributions from net realized
      gain               --
      --           --           (.01)
      (.01)

      ----------------------------------------------------------------
       Total dividends and/or distributions
       to
      shareholders
      (.63)         (.51)
      (.53)          (.56)        (.56)
      ----------------------------------------------------------------------------------------------------------------
       Net asset value, end of
      period                 $10.51
      $10.99       $10.89
      $10.36       $11.21

      ================================================================

      ----------------------------------------------------------------------------------------------------------------
       Total Return, at Net Asset Value
      1               1.21%
      5.79%       10.42%
      (2.47)%       1.57%

      ----------------------------------------------------------------------------------------------------------------
       Ratios/Supplemental Data

       Net assets, end of period (in
      thousands)      $61,825
      $47,305      $39,185
      $31,937      $42,289
      ----------------------------------------------------------------------------------------------------------------
       Average net assets (in
      thousands)             $54,811
      $42,809      $35,710
      $35,286      $38,999
      ----------------------------------------------------------------------------------------------------------------
       Ratios to average net assets: 2
       Net investment
      income
      6.24%         4.88%
      5.08%          5.26%        4.71%
       Total
      expenses
      1.02%         0.84%
      0.87%          1.09%        1.10%
       Expenses after expense reimbursement
      or fee
       waiver and reduction to custodian
      expenses       0.82% 3       0.63%
      3      0.67% 3        0.79% 3
      0.63% 3
      ----------------------------------------------------------------------------------------------------------------
       Portfolio turnover
      rate
      93%           26%
      27%           101%          70%

1. Assumes an  investment on the business day before the first day of the fiscal period, with all dividends and distributions  reinvested in additional shares on the  reinvestment  date, and redemption at the net asset value calculated on the last business day of the fiscal  period.  Sales charges are not reflected in the total  returns.  Total returns are not  annualized  for periods of less than one full year.  Returns do not reflect  the  deduction  of taxes that a  shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Excludes interest expense.

      See accompanying Notes to Financial
      Statements.

       Class B         Year Ended July
      31,              2003
      2002         2001
      2000         1999
      ----------------------------------------------------------------------------------------------------------------

       Per Share Operating Data

       Net asset value, beginning of
      period           $11.00
      $10.90       $10.37
      $11.21       $11.58
      ----------------------------------------------------------------------------------------------------------------
       Income (loss) from investment
      operations:
       Net investment
      income
      .59           .45
      .47            .47          .47
       Net realized and unrealized gain
      (loss)          (.53)
      .08          .51
      (.83)        (.37)

      ----------------------------------------------------------------
       Total from investment
      operations
      .06           .53
      .98           (.36)         .10
      ----------------------------------------------------------------------------------------------------------------
       Dividends and/or distributions to
      shareholders:
       Dividends from net investment
      income             (.54)
      (.43)        (.45)
      (.47)        (.46)
       Distributions from net realized
      gain               --
      --           --           (.01)
      (.01)

      ----------------------------------------------------------------
       Total dividends and/or distributions
       to
      shareholders
      (.54)         (.43)
      (.45)          (.48)        (.47)
      ----------------------------------------------------------------------------------------------------------------
       Net asset value, end of
      period                 $10.52
      $11.00       $10.90
      $10.37       $11.21

      ================================================================

      ----------------------------------------------------------------------------------------------------------------
       Total Return, at Net Asset Value
      1               0.46%
      4.99%        9.58%
      (3.11)%       0.81%

      ----------------------------------------------------------------------------------------------------------------
       Ratios/Supplemental Data

       Net assets, end of period (in
      thousands)      $46,912
      $43,888      $39,164
      $35,338      $44,322
      ----------------------------------------------------------------------------------------------------------------
       Average net assets (in
      thousands)             $45,226
      $41,532      $36,447
      $38,064      $39,842
      ----------------------------------------------------------------------------------------------------------------
       Ratios to average net assets: 2
       Net investment
      income
      5.46%         4.12%
      4.34%          4.50%        3.96%
       Total
      expenses
      1.78%         1.60%
      1.62%          1.85%        1.85%
       Expenses after expense reimbursement
      or fee
       waiver and reduction to custodian
      expenses       1.58% 3       1.39%
      3      1.42% 3        1.55% 3
      1.38% 3
      ----------------------------------------------------------------------------------------------------------------
       Portfolio turnover
      rate
      93%           26%
      27%           101%          70%

1. Assumes an  investment on the business day before the first day of the fiscal period, with all dividends and distributions  reinvested in additional shares on the  reinvestment  date, and redemption at the net asset value calculated on the last business day of the fiscal  period.  Sales charges are not reflected in the total  returns.  Total returns are not  annualized  for periods of less than one full year.  Returns do not reflect  the  deduction  of taxes that a  shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

      See accompanying Notes to Financial
      Statements.

      FINANCIAL HIGHLIGHTS  Continued

       Class C         Year Ended July
      31,              2003
      2002         2001
      2000         1999
      ----------------------------------------------------------------------------------------------------------------

       Per Share Operating Data

       Net asset value, beginning of
      period           $10.99        $10.89
           $10.36         $11.21       $11.58
      ----------------------------------------------------------------------------------------------------------------
       Income (loss) from investment
      operations:
       Net investment
      income
      .59           .44
      .47            .46          .46
       Net realized and unrealized gain
      (loss)          (.53)
      .09          .51
      (.83)        (.36)

      ----------------------------------------------------------------
       Total from investment
      operations
      .06           .53
      .98           (.37)         .10
      ----------------------------------------------------------------------------------------------------------------
       Dividends and/or distributions to
      shareholders:
       Dividends from net investment
      income             (.54)
      (.43)        (.45)
      (.47)        (.46)
       Distributions from net realized
      gain               --
      --           --           (.01)
      (.01)

      ----------------------------------------------------------------
       Total dividends and/or distributions
       to
      shareholders
      (.54)         (.43)
      (.45)          (.48)        (.47)
      ----------------------------------------------------------------------------------------------------------------
       Net asset value, end of
      period                 $10.51
      $10.99       $10.89
      $10.36       $11.21

      ================================================================

      ----------------------------------------------------------------------------------------------------------------
       Total Return, at Net Asset Value
      1               0.45%
      4.99%        9.59%
      (3.20)%       0.81%

      ----------------------------------------------------------------------------------------------------------------
       Ratios/Supplemental Data

       Net assets, end of period (in
      thousands)      $17,784
      $12,664       $8,622
      $7,142       $9,732
      ----------------------------------------------------------------------------------------------------------------
       Average net assets (in
      thousands)             $16,770       $
      9,831       $7,301
      $8,198       $8,483
      ----------------------------------------------------------------------------------------------------------------
       Ratios to average net assets: 2
       Net investment
      income
      5.49%         4.10%
      4.33%          4.51%        3.96%
       Total
      expenses
      1.78%         1.60%
      1.62%          1.85%        1.85%
       Expenses after expense reimbursement
      or fee
       waiver and reduction to custodian
      expenses       1.58% 3       1.39%
      3      1.42% 3        1.55% 3
      1.38% 3
      ----------------------------------------------------------------------------------------------------------------
       Portfolio turnover
      rate
      93%           26%
      27%           101%          70%

1. Assumes an  investment on the business day before the first day of the fiscal period, with all dividends and distributions  reinvested in additional shares on the  reinvestment  date, and redemption at the net asset value calculated on the last business day of the fiscal  period.  Sales charges are not reflected in the total  returns.  Total returns are not  annualized  for periods of less than one full year.  Returns do not reflect  the  deduction  of taxes that a  shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

      See accompanying Notes to Financial
      Statements.

      NOTES TO FINANCIAL STATEMENTS
      --------------------------------------------------------------------------------
1. Significant  Accounting  Policies  Oppenheimer New Jersey Municipal Fund (the
Fund) is a  separate  series  of  Oppenheimer  Multi-State  Municipal  Trust,  a non-diversified,  open-end  management  investment  company registered under the
Investment Company Act of 1940, as amended.  The Fund's investment  objective is to seek as high a level of current  interest  income exempt from federal and New
Jersey income taxes for individual  investors as is consistent with preservation of  capital.  The Fund's  investment  advisor  is  OppenheimerFunds,  Inc.  (the
Manager).

     The Fund  offers  Class A,  Class B and Class C shares.  Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales  charge.  Class B and Class C shares are sold  without a  front-end  sales charge but may be subject to a  contingent  deferred  sales charge  (CDSC).  All classes of shares have identical  rights and voting  privileges.  Earnings,  net assets  and net asset  value per share may differ by minor  amounts  due to each class having its own expenses directly  attributable to that class. Classes A, B and C have  separate  distribution  and/or  service  plans.  Class B shares will automatically convert to Class A shares six years after the date of purchase.

     The following is a summary of significant  accounting policies consistently followed by the Fund.
      --------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other  domestic or foreign  exchanges are valued based on the last sale price of the security  traded on that  exchange  prior to the time when the Fund's assets are valued.  Securities  traded on NASDAQ are valued based on the closing  price provided by NASDAQ prior to the time when the Fund's  assets are valued.  In the absence of a sale,  the  security  is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.  Securities (including restricted  securities)
for which  quotations  are not  readily  available  are valued  primarily  using dealer-supplied  valuations, a portfolio pricing service authorized by the Board of  Trustees,  or at their fair value.  Fair value is  determined  in good faith using  consistently  applied  procedures  under the  supervision of the Board of
Trustees.   Short-term  "money  market  type"  debt  securities  with  remaining
maturities  of  sixty  days  or  less  are  valued  at  amortized   cost  (which
approximates market value).
      --------------------------------------------------------------------------------

Securities on a When-Issued or Forward  Commitment  Basis.  Delivery and payment for securities  that have been purchased by the Fund on a when-issued  basis can take place a month or more after the trade date.  Normally the  settlement  date occurs within six months after the trade date; however,  the Fund may, from time to time,  purchase  securities  whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market  fluctuation  and may  increase  or decrease in value prior to their delivery.  The Fund maintains  segregated assets with a market value equal to or  greater  than  the  amount  of its  commitments.  These  transactions  of securities on a when-issued  basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining

      NOTES TO FINANCIAL STATEMENTS Continued
      --------------------------------------------------------------------------------
1. Significant Accounting Policies Continued substantially fully invested. As of
July 31, 2003,  the Fund had entered into  when-issued  purchase  commitments or forward commitments of $2,395,800.
      --------------------------------------------------------------------------------

Inverse  Floating  Rate  Securities.  The Fund invests in inverse  floating rate securities  that pay interest at a rate that varies  inversely  with  short-term interest  rates.  Certain of these  securities  may be  leveraged,  whereby  the interest rate varies inversely at a multiple of the change in short-term  rates.
As interest rates rise,  inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate  securities.  The
Fund intends to invest no more than 20% of its total assets in inverse floaters.
Inverse floaters amount to $15,020,581 as of July 31, 2003. Including the effect of leverage,  inverse floaters represent 17.16% of the Fund's total assets as of
July 31, 2003.

      --------------------------------------------------------------------------------

Security   Credit  Risk.   There  are  certain  risks  arising  from  geographic
concentration in any State. Certain revenue or tax related events in a state may impair the ability of certain  issuers of municipal  securities to pay principal and interest on their obligations.

      --------------------------------------------------------------------------------

Allocation of Income,  Expenses,  Gains and Losses. Income, expenses (other than those  attributable  to a specific  class),  gains and losses are allocated on a daily basis to each class of shares  based upon the relative  proportion  of net assets represented by such class.  Operating expenses directly attributable to a specific class are charged against the operations of that class.
      --------------------------------------------------------------------------------
Federal  Taxes.  The Fund  intends to comply  with  provisions  of the  Internal
Revenue Code  applicable  to regulated  investment  companies  and to distribute substantially  all of its investment  company taxable income,  including any net realized gain on investments not offset by capital loss  carryforwards,  if any, to  shareholders,  therefore,  no  federal  income or excise  tax  provision  is required.
The tax  components of capital shown in the table below  represent  distribution requirements the Fund must satisfy under the income tax regulations,  losses the
Fund may be able to offset against income and gains realized in future years and unrealized  appreciation  or  depreciation  of investment for federal income tax purposes.

      Net Unrealized

      Depreciation
             Undistributed
      Undistributed      Accumulated
      Based on Cost of
             Net Investment
      Long-Term             Loss  Securities
      for Federal
             Income                   Gain
      Carryforward 1,2    Income Tax Purposes

      ----------------------------------------------------------------------
             $878,018
      $--       $4,476,583
      $5,345,248

       1. As of July 31, 2003, the Fund had
      $4,476,583 of net capital loss
       carryforwards available to offset
      future realized capital gains, if any,
      and
       thereby reduce future taxable gain
      distributions. As of July 31, 2003,
      details
       of the capital loss carryforwards
      were as follows:

                                    Expiring

      ----------------------

      2009        $2,925,051

      2010         1,551,532

      ----------

      Total       $4,476,583

      ==========

2.  During the fiscal  years  ended July 31,  2003 and July 31,  2002,  the Fund utilized  $5,100,207 and $--,  respectively,  of capital loss  carryforwards  to offset capital gains realized in the respective fiscal year.

The tax character of distributions paid during the years ended July 31, 2003 and
July 31, 2002 was as follows:

      Year Ended      Year Ended

      July 31, 2003   July 31, 2002

      -------------------------------------------------------
                      Distributions paid
      from:
                      Exempt-interest
      dividends    $6,186,850      $4,057,985

     The  aggregate  cost of  investments  and  the  composition  of  unrealized appreciation  and depreciation of investments for federal income tax purposes as of July 31, 2003 are noted below.  The primary  difference  between book and tax appreciation or depreciation of investments,  if applicable,  is attributable to the tax deferral of losses or tax realization of financial statement  unrealized gain or loss.

                    Federal Tax
      Cost                $139,097,307

             =============

                    Gross unrealized
      appreciation   $  3,098,653
                    Gross unrealized
      depreciation     (8,443,901)

      -------------
                    Net unrealized
      depreciation     $ (5,345,248)

      =============

      --------------------------------------------------------------------------------

Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the
Fund's  independent  trustees.  Benefits  are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31,
2003,  the Fund's  projected  benefit  obligations  were decreased by $1,208 and payments of $1,658 were made to retired  trustees,  resulting in an  accumulated liability  of $15,079 as of July 31,  2003.  The Board of Trustees has adopted a deferred  compensation  plan for independent  trustees that enables  trustees to elect to defer receipt of all or a portion of the annual  compensation  they are entitled to receive from the Fund. Under the plan,  deferred amounts are treated as though  equal dollar  amounts had been  invested in shares of the Fund or are invested in other selected  Oppenheimer funds.  Deferral of trustees' fees under the plan will not  affect the net  assets of the Fund,  and will not  materially affect  the  Fund's  assets,  liabilities  or net  investment  income per share.
Amounts will be deferred until distributed in accordance to the Plan.
      --------------------------------------------------------------------------------
Dividends and  Distributions  to  Shareholders.  Dividends and  distributions to shareholders,  which are determined in accordance  with income tax  regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid  monthly.  Capital gain  distributions,  if any, are declared and paid annually.
      --------------------------------------------------------------------------------
Investment  Income.  Interest income,  which includes  accretion of discount and amortization of premium, is accrued as earned.

     NOTES TO FINANCIAL STATEMENTS Continued

      --------------------------------------------------------------------------------

1. Significant  Accounting  Policies Continued Expense Offset  Arrangement.  The
reduction of custodian fees represents  earnings on cash balances  maintained by the Fund.

      --------------------------------------------------------------------------------

Security  Transactions.  Security  transactions  are recorded on the trade date.
Realized  gains and losses on  securities  sold are  determined  on the basis of identified cost.

      --------------------------------------------------------------------------------

Other.  The  preparation of financial  statements in conformity  with accounting
principles   generally  accepted  in  the  United  States  of  America  requires management to make estimates and assumptions that affect the reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the  financial  statements  and the  reported  amounts of income and expenses  during the reporting  period.  Actual  results could differ from those estimates.

      --------------------------------------------------------------------------------

2. Shares of Beneficial  Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Year Ended
      July 31, 2003   Year Ended July 31,
      2002

      Shares        Amount
      Shares         Amount
      --------------------------------------------------------------------------------
       Class A
       Sold                       2,447,732
      $ 26,349,769   1,270,051    $13,768,956
       Dividends and/or
       distributions reinvested
      170,097     1,828,108      95,545
      1,033,564
       Redeemed
      (1,039,182)  (11,126,073)
      (658,419)    (7,093,498)

      -----------------------------------------------------
       Net increase               1,578,647
      $ 17,051,804     707,177    $ 7,709,022

      =====================================================

      --------------------------------------------------------------------------------
       Class B
       Sold                       1,364,294
      $ 14,637,609   1,202,397    $13,034,772
       Dividends and/or
       distributions reinvested
      120,251     1,294,316
      78,885        854,215
       Redeemed
      (1,014,950)  (10,872,246)
      (883,955)    (9,531,722)

      -----------------------------------------------------
       Net increase                 469,595
      $  5,059,679     397,327    $ 4,357,265

      =====================================================

      --------------------------------------------------------------------------------
       Class C
       Sold                         918,241
      $  9,916,702     553,069    $ 5,993,189
       Dividends and/or
       distributions reinvested
      43,360       466,291
      19,189        207,721
       Redeemed
      (422,140)   (4,527,604)   (211,598)
      (2,279,069)

      -----------------------------------------------------
       Net increase                 539,461
      $  5,855,389     360,660    $ 3,921,841

      =====================================================

      --------------------------------------------------------------------------------

3.  Purchases  and Sales of  Securities  The  aggregate  cost of  purchases  and proceeds from sales of securities,  other than short-term  obligations,  for the year ended July 31, 2003, were $149,259,807 and $112,798,124, respectively.

      --------------------------------------------------------------------------------

4. Fees and Other Transactions with Affiliates  Management Fees. Management fees paid to the Manager were in accordance  with the investment  advisory  agreement with the Fund which provides for a fee at annual rate of 0.60% of the first $200 million of average annual net assets,  0.55% of the next $100 million,  0.50% of the next $200 million,  0.45% of the next $250  million,  0.40% of the next $250 million,  and 0.35% of average  annual net assets in excess of $1  billion.  The
Manager  has  voluntarily  undertaken  to  assume  certain  Fund  expenses.  The foregoing  waiver is voluntary and may be amended or withdrawn by the Manager at any time.

      --------------------------------------------------------------------------------

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee.  For the year ended July 31, 2003,  the Fund paid $74,816 to OFS for services to the Fund.  OFS has  voluntarily  agreed to limit transfer and shareholder  servicing  agent fees for all classes,  up to an annual rate of
0.35% of  average  net  assets per  class.  This  undertaking  may be amended or withdrawn at any time.

      --------------------------------------------------------------------------------

Distribution  and Service Plan  (12b-1)  Fees.  Under its General  Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's  principal  underwriter in the continuous  public offering of the different classes of shares of the Fund.

     The compensation  paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

      Aggregate        Class A
      Concessions   Concessions   Concessions
                              Front-End
      Front-End    on Class A    on Class
      B    on Class C
                          Sales Charges
      Sales Charges        Shares
      Shares        Shares
                             on Class A
      Retained by   Advanced by   Advanced
      by   Advanced by
       Year Ended                Shares
      Distributor  Distributor 1 Distributor
      1 Distributor 1
      -------------------------------------------------------------------------------------------

       July 31, 2003
      $432,635        $62,816
      $37,785      $443,729       $76,829

1. The Distributor  advances concession payments to dealers for certain sales of
Class A  shares  and for  sales  of  Class B and  Class C  shares  from  its own resources at the time of sale.

      Class A           Class B
      Class C

      Contingent        Contingent
      Contingent

      Deferred          Deferred
      Deferred
                                  Sales
      Charges     Sales Charges      Sales
      Charges
                                    Retained
      by       Retained by        Retained by
       Year Ended
      Distributor       Distributor
      Distributor
      -------------------------------------------------------------------------------
       July 31, 2003
      $--          $140,792
      $6,649

      --------------------------------------------------------------------------------

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A
Shares.  It reimburses the  Distributor  for a portion of its costs incurred for services  provided to accounts that hold Class A shares.  Reimbursement  is made quarterly  at an annual rate of up to 0.15% of the average  annual net assets of
Class A shares of the Fund. For the year ended July 31, 2003,  expense under the
Class A Plan  totaled  $78,410,  all of which  were paid by the  Distributor  to recipients,  which  included  $2,250 paid to an affiliate  of the  Manager.  Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

     NOTES TO FINANCIAL STATEMENTS Continued
      --------------------------------------------------------------------------------

     4. Fees and Other Transactions with Affiliates  Continued  Distribution and
Service Plans for Class B and Class C Shares. The Fund has adopted  Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual  asset-based sales charge of 0.75% per year on Class B shares and on Class C shares.  The  Distributor  also  receives a service fee of
0.15% per year under each plan.

Distribution fees paid to the Distributor for the year ended July 31, 2003, were as follows:

      Distributor's

      Distributor's      Aggregate

      Aggregate   Unreimbursed

      Unreimbursed  Expenses as %
                       Total Payments
      Amount Retained       Expenses  of Net
      Assets
                           Under Plan   by
      Distributor     Under Plan       of
      Class
      --------------------------------------------------------------------------------
       Class B Plan
      $406,958         $352,303
      $1,641,403           3.50%
       Class C Plan
      150,803           71,043
      276,569           1.56

      --------------------------------------------------------------------------------

5. Illiquid  Securities As of July 31, 2003,  investments in securities included issues that are illiquid.  A security may be  considered  illiquid if it lacks a readily  available  market or if its  valuation  has not  changed  for a certain period of time.  The Fund  intends  to invest no more than 15% of its net assets
(determined  at the time of  purchase  and  reviewed  periodically)  in illiquid
securities.   The  aggregate  value  of  illiquid  securities  subject  to  this limitation as of July 31, 2003 was $15,020,581,  which represents  11.87% of the
Fund's net assets.

      --------------------------------------------------------------------------------

6. Bank  Borrowings The Fund may borrow up to one third of its total assets from a bank  to  purchase  portfolio  securities,  or  for  temporary  and  emergency purposes. The purchase of securities with borrowed funds creates leverage in the
Fund.  The Fund has entered into an agreement  which  enables it to  participate with certain other  Oppenheimer  funds in a committed,  unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal
Funds Rate plus  0.625%.  The Fund also pays a  commitment  fee equal to its pro rata share of the average  unutilized amount of the credit facility at a rate of
0.09% per annum.  The Fund had borrowings  outstanding of $6,000,000 at July 31,
2003 at an interest rate of 1.75%. For the year ended July 31, 2003, the average monthly loan balance was $5,991,754 at an average daily interest rate of 1.983%.
The Fund had gross  borrowings  and gross loan  repayments  of  $90,200,000  and
$84,200,000,  respectively,  during the year ended July 31,  2003.  The  maximum amount of borrowings outstanding at any month-end was $28,500,000. The Fund paid commitment  fees of $322 and interest of $118,521 during the year ended July 31,
2003.

                                   Appendix A

                       MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the  nationally-recognized rating agencies listed below for municipal  securities.  Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon  publicly-available  information  provided by the rating organizations.

      Moody's Investors Service, Inc.
      ("Moody's")

      Long-Term Bond Ratings

Aaa:  Bonds  rated  "Aaa" are  judged  to be the best  quality.  They  carry the smallest degree of investment risk.  Interest  payments are protected by a large or by an exceptionally  stable margin and principal is secure. While the various protective  elements are likely to change,  the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group,  they  comprise  what are  generally  known as  high-grade bonds.  They are rated lower than the best bonds  because  margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater  amplitude or there may be other  elements  present which make the long-term risk appear somewhat larger than the of "Aaa" securities.

A: Bonds rated "A" possess many  favorable  investment  attributes and are to be
considered  as  upper-medium-grade  obligations.   Factors  giving  security  to
principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered  medium-grade  obligations;  that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective  elements may be lacking or may be  characteristically  unreliable over any great length of time.
Such bonds lack  outstanding  investment  characteristics  and have  speculative characteristics as well.

Ba:  Bonds  rated "Ba" are judged to have  speculative  elements.  Their  future cannot  be  considered  well-assured.  Often  the  protection  of  interest  and principal  payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position  characterizes bonds in this class.

B: Bonds rated "B" generally lack  characteristics of the desirable  investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds rated "Caa" are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds rated "Ca"  represent  obligations  which are  speculative  in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds  rated "C" are the lowest  class of rated  bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security  depends on the completion of some act or the  fulfillment  of some  condition  are rated  conditionally.  These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating  experience,  (c) rentals that begin when facilities are completed,  or (d) payments to which some other limiting condition attaches. The
parenthetical   rating  denotes  probable  credit  stature  upon  completion  of construction  or  elimination  of the basis of the  condition.  Moody's  applies numerical modifiers 1, 2, and 3 in each generic rating  classification from "Aa"
through  "Caa." The  modifier "1"  indicates  that the  obligation  ranks in the higher  end of its  generic  rating  category;  the  modifier  "2"  indicates  a mid-range ranking;  and the modifier "3" indicates a ranking in the lower end of that  generic  rating  category.  Advanced  refunded  issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are three ratings for short-term  obligations  that are investment  grade.
Short-term speculative obligations are designated "SG." For variable rate demand obligations,  a  two-component  rating  is  assigned.  The first  (MIG)  element represents  an  evaluation  by  Moody's of the  degree of risk  associated  with scheduled principal and interest payments.  The second element (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes superior credit quality.  Excellent protection is afforded by established  cash flows,  highly reliable  liquidity  support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes  strong credit  quality.  Margins of protection  are ample although not as large as in the preceding group.

MIG  3/VMIG 3:  Denotes  acceptable  credit  quality.  Liquidity  and  cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes  speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings  Services,  a division of The  McGraw-Hill  Companies,
Inc. ("Standard & Poor's")

Long-Term Credit Ratings

AAA: Bonds rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's  capacity  to meet  its  financial  commitment  on the  obligation  is extremely strong.

AA: Bonds rated `AA' differs from the  highest-rated  obligations  only in small degree.  The  obligor's  capacity  to  meet  its  financial  commitment  on  the obligation is very strong.

A: Bonds rated `A' are  somewhat  more  susceptible  to the  adverse  effects of
changes  in   circumstances   and  economic   conditions  than   obligations  in
higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated `BBB' exhibits adequate protection parameters. However, adverse economic  conditions  or  changing  circumstances  are more  likely to lead to a weakened  capacity  of the  obligor  to meet  its  financial  commitment  on the obligation.

BB, B, CCC, CC, and C

Obligations  rated  `BB',  `B',  `CCC',  `CC',  and `C' are  regarded  as having significant  speculative  characteristics.  `BB'  indicates  the least degree of speculation and `C' the highest.  While such  obligations  will likely have some quality  and  protective  characteristics,  these  may be  outweighed  by  large uncertainties or major exposures to adverse conditions.

BB: Bonds rated `BB' are less  vulnerable to nonpayment  than other  speculative issues.  However,  it faces major ongoing  uncertainties  or exposure to adverse business,  financial, or economic conditions,  which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated `B' are more  vulnerable to  nonpayment  than  obligations  rated
`BB',  but  the  obligor  currently  has the  capacity  to  meet  its  financial
commitment  on  the  obligation.   Adverse  business,   financial,  or  economic
conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated `CCC' are currently  vulnerable to nonpayment and are dependent upon favorable business,  financial,  and economic conditions for the obligor to meet its  financial  commitment  on the  obligation.  In the  event  of  adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated `D' are in payment default.  The `D' rating category is used when payments on an  obligation  are not made on the date due even if the  applicable grace  period  has not  expired,  unless  Standard & Poor's  believes  that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a  bankruptcy  petition or the taking of a similar  action if payments on an obligation are jeopardized.

The  ratings  from `AA' to `CCC' may be  modified  by the  addition of a plus or minus sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the  bank  may  terminate  its  obligation  to  purchase  tendered  bonds if the long-term credit rating of the issuer is below an investment-grade  level and/or the issuer's bonds are deemed taxable.
p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the  successful  completion  of the  project  financed by the debt being rated and  indicates  that  payment of debt service  requirements  is largely or entirely dependent upon the successful,  timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project,  makes no comment  on the  likelihood  of or the risk of  default  upon failure of such  completion.  The investor should exercise his own judgment with respect to such likelihood and risk.
r: The `r' highlights  derivative,  hybrid,  and certain other  obligations that
Standard & Poor's believes may experience high volatility or high variability in expected  returns as a result of noncredit  risks.  Examples of such obligations
are  securities   with  principal  or  interest   return  indexed  to  equities,
commodities,  or currencies;  certain swaps and options;  and  interest-only and principal-only  mortgage securities.  The absence of an `r' symbol should not be taken  as an  indication  that an  obligation  will  exhibit  no  volatility  or variability in total return.

      Short-Term Issue Credit Ratings

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.
SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability  to adverse  financial  and economic  changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.

      Fitch, Inc.

      International Long-Term Credit Ratings

      Investment Grade:

AAA:  Highest Credit  Quality.  "AAA" ratings  denote the lowest  expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings  denote a very low  expectation  of credit  risk.  They  indicate  a very  strong  capacity  for  timely  payment of
financial  commitments.   This  capacity  is  not  significantly  vulnerable  to
foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial  commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.  "BBB" ratings  indicate that there is currently a low expectation  of credit  risk.  The  capacity  for timely  payment  of  financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

      Speculative Grade:

BB:  Speculative.  "BB" ratings  indicate that there is a possibility  of credit risk  developing,  particularly  as the result of adverse  economic  change over time.  However,  business or  financial  alternatives  may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

B: Highly  Speculative.  "B" ratings  indicate that  significant  credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  CC C: High  Default  Risk.  Default is a real  possibility.  Capacity  for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  The ratings of  obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or
liquidation  of  the  obligor.   While  expected   recovery  values  are  highly
speculative  and cannot be estimated with any precision,  the following serve as general  guidelines.  "DDD" obligations have the highest potential for recovery, around  90%-100% of  outstanding  amounts and accrued  interest.  "DD" indicates potential  recoveries  in the  range of  50%-90%,  and "D" the  lowest  recovery potential, i.e., below 50%.

Entities  rated  in  this  category  have  defaulted  on  some  or all of  their obligations.  Entities  rated "DDD" have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  "DD"  and  "D"  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and  minus  (-)  signs  may be  appended  to a rating  symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA"  category or to  categories  below  "CCC," nor to  short-term ratings other than "F1" (see below).

      International Short-Term Credit Ratings

F1: Highest credit quality.  Strongest  capacity for timely payment of financial commitments.  May have an added "+" to denote any  exceptionally  strong  credit feature.
F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments,  but the  margin of safety is not as great as in the case of higher ratings.
F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate.  However,  near-term  adverse  changes  could result in a reduction to non-investment grade.
B:  Speculative.  Minimal capacity for timely payment of financial  commitments, plus  vulnerability  to  near-term  adverse  changes in  financial  and economic conditions.
C: High  default  risk.  Default is a real  possibility.  Capacity  for  meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D: Default. Denotes actual or imminent payment default.

                    Appendix B

      Municipal Bond Industry Classifications

      Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

                                  Appendix C

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class
A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4  That is because of the economies of sales efforts realized by OppenheimerFunds
Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to
Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans5
         4) Group Retirement Plans6
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional
            IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred
Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National
Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the
Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent
Deferred Sales Charge."7 This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3)
         certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified
            Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner &
            Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor signs the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch
            Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b)
            are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement
            Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable
            Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain
Purchasers.

Class A shares purchased by the following investors are not subject to any
Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews;
         relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the
         Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the
         Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing
         specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|
      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value
         Advisors) whose Class B or Class C shares of a Former Quest for
         Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November
         24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for
         Value Advisors to purchase shares of any of the Former Quest for
         Value Funds at net asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by
         December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain
Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
         (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund,
         Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|   Shares purchased with the proceeds of maturing principal units of any
         Qualified Unit Investment Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account
         Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
         4) Hardship withdrawals, as defined in the plan.8
         5) Under a Qualified Domestic Relations Order, as defined in the
            Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.9
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the
            redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.    Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer
                                        Funds
--------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions requested in writing by a Retirement Plan sponsor of Class
         C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class
         N shares of one or more Oppenheimer funds.
|_|   Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was
            established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.11
         5) To make distributions required under a Qualified Domestic
            Relations Order or, in the case of an IRA, a divorce or
            separation agreement described in Section 71(b) of the Internal
            Revenue Code.
         6) To meet the minimum distribution requirements of the Internal
            Revenue Code.
         7) To make "substantially equal periodic payments" as described in
            Section 72(t) of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.12
         9) On account of the participant's separation from service.13
         10)      Participant-directed redemptions to purchase shares of a
            mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a
            Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or
            "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an
            Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal
            Plan for an account other than a Retirement Plan, if the
            aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by
            broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic
         Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|
      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in
         Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.
IV.        Special Sales Charge Arrangements for Shareholders of Certain
      Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class
A, Class B and Class C shares described in the Prospectus or Statement of
Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November
24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small Cap Value
   Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer Quest Global
   Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on
November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York
   Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value
   National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value California
   Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the
"Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds,
         or
|_|   purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on
         November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for
Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of
"Associations" formed for any purpose other than the purchase of securities.
The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an
Association, or the sales charge rate that applies under the Right of
Accumulation described in the applicable fund's Prospectus and Statement of
Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders.  Class A
shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
         Shareholders who were shareholders of the AMA Family of Funds on
            February 28, 1991 and who acquired shares of any of the Former
            Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
         Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In
the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
         withdrawals under an automatic withdrawal plan holding only either
            Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
         liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995
but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or
Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such
Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
         redemptions following the death or disability of the shareholder(s)
            (as evidenced by a determination of total disability by the U.S.
            Social Security Administration);
         withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10%
            of the initial value of the account value; adjusted annually, and liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class
B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another
Oppenheimer fund within 90 days after redemption.
V.         Special Sales Charge Arrangements for Shareholders of Certain
          Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                            Investment Accounts, Inc.
---------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix)
of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut
Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut Mutual Total Return
   Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital
   Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain shareholders of a
Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A
CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other
            Former Connecticut Mutual Funds were $500,000 prior to March 18,
            1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of
            Accumulation, who still hold those shares in that Fund or other
            Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut
Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the
            Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of
            Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the
            Former Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former
            Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial
            Services, L.L.C. ("CMFS"), the prior distributor of the Former
            Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual
            Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate
Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of
Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut
Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut
Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or
      403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
   4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic
      Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.
VI.       Special Reduced Sales Charge for Former Shareholders of Advance
                                America Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government
Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund
who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those
Oppenheimer funds on October 18, 1991, and who held shares of Advance America
Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                            Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of
         Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the
         Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the
         Fund in specific investment products made available to their clients, and
          dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the
         Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer New Jersey Municipal Fund

Internet Website
     www.oppenheimerfunds.com

Investment Advisor
     OppenheimerFunds, Inc.
     498 Seventh Avenue
     New York, New York 10018

Distributor
     OppenheimerFunds Distributor, Inc.
     498 Seventh Avenue
     New York, New York 10018

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALL OPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Auditors
     KPMG llp
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

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